                       CURTICE BURNS FOODS



                MASTERED SALARIED RETIREMENT PLAN

                       TABLE OF CONTENTS


                                                              Page
Section One
PLAN NAME AND DEFINITIONS. . . . . . . . . . . . . . . . . . .  2

     1.1  Name of Plan . . . . . . . . . . . . . . . . . . . .  2
     1.2  'Accrued Benefit'. . . . . . . . . . . . . . . . . .  2
     1.3  'Accumulated Employee Contributions' . . . . . . . .  2
     1.4  'Acquisition Date' . . . . . . . . . . . . . . . . .  2
     1.5  'Actual Retirement Date' . . . . . . . . . . . . . .  2
     1.6  'Actuarial Equivalent' . . . . . . . . . . . . . . .  3
     1.7  'Actuary'. . . . . . . . . . . . . . . . . . . . . .  3
     1.8  'Affiliate'. . . . . . . . . . . . . . . . . . . . .  3
     1.9  'Benefit Service'. . . . . . . . . . . . . . . . . .  3
     1.10 'Board of Directors' . . . . . . . . . . . . . . . .  3
     1.11  'Code'. . . . . . . . . . . . . . . . . . . . . . .  3
     1.12 'Company'. . . . . . . . . . . . . . . . . . . . . .  4
     1.13 'Compensation' . . . . . . . . . . . . . . . . . . .  4
     1.14 'Covered Compensation' . . . . . . . . . . . . . . .  6
     1.15 'Covered Unit' . . . . . . . . . . . . . . . . . . .  6
     1.16 'Current Social Security Taxable Wage Base'. . . . .  6
     1.17 'Disability' . . . . . . . . . . . . . . . . . . . .  6
     1.18 'Employee' . . . . . . . . . . . . . . . . . . . . .  6
     1.19 'Employer' . . . . . . . . . . . . . . . . . . . . .  7
     1.20 'ERISA'. . . . . . . . . . . . . . . . . . . . . . .  7
     1.21 'Final Average Compensation' . . . . . . . . . . . .  7
     1.22 'Leave of Absence' . . . . . . . . . . . . . . . . .  8
     1.23 'Normal Form'. . . . . . . . . . . . . . . . . . . .  8
     1.24 'Normal Retirement Age'. . . . . . . . . . . . . . .  8
     1.25 'Normal Retirement Date' . . . . . . . . . . . . . .  8
     1.26 'Participant'. . . . . . . . . . . . . . . . . . . .  9
     1.27 'Pension Committee'. . . . . . . . . . . . . . . . .  9
     1.28 'Plan Year'. . . . . . . . . . . . . . . . . . . . .  9
     1.29 'Prior Plan' . . . . . . . . . . . . . . . . . . . .  9
     1.30 'Prior Plan Benefit' . . . . . . . . . . . . . . . .  9
     1.31 'Prior Plan Participant' . . . . . . . . . . . . . . 10
     1.32 'Retirement Income'. . . . . . . . . . . . . . . . . 10
     1.33 'Spouse' . . . . . . . . . . . . . . . . . . . . . . 10
     1.34 'Trust Agreement'. . . . . . . . . . . . . . . . . . 10
     1.35 'Trust Fund' . . . . . . . . . . . . . . . . . . . . 10
     1.36 'Trustee'. . . . . . . . . . . . . . . . . . . . . . 10
     1.37 'Vesting Service'. . . . . . . . . . . . . . . . . . 10

Section Two
SERVICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     2.1  Service Definitions. . . . . . . . . . . . . . . . . 11
     2.2  Vesting Service. . . . . . . . . . . . . . . . . . . 12
     2.3  Benefit Service. . . . . . . . . . . . . . . . . . . 12


     2.4  Service Prior to Acquisition Date. . . . . . . . . . 13
     2.5  Break in Service . . . . . . . . . . . . . . . . . . 13
     2.6  No Duplication . . . . . . . . . . . . . . . . . . . 13
     2.7  Service Computations . . . . . . . . . . . . . . . . 13
     2.8  Leased Employees . . . . . . . . . . . . . . . . . . 14

Section Three
PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . . 15

     3.1  Eligibility. . . . . . . . . . . . . . . . . . . . . 15
     3.2  Reemployed Participant . . . . . . . . . . . . . . . 15
     3.3  Prior Plan Participant . . . . . . . . . . . . . . . 15

Section Four
RETIREMENT DATES AND CONDITIONS. . . . . . . . . . . . . . . . 16

     4.1  Normal Retirement. . . . . . . . . . . . . . . . . . 16
     4.2  Early Retirement . . . . . . . . . . . . . . . . . . 16
     4.3  Late Retirement. . . . . . . . . . . . . . . . . . . 16
     4.4  Disability Retirement. . . . . . . . . . . . . . . . 16

Section Five
RETIREMENT BENEFITS. . . . . . . . . . . . . . . . . . . . . . 17

     5.1  Normal Retirement Benefit. . . . . . . . . . . . . . 17
     5.2  Early Retirement Benefit . . . . . . . . . . . . . . 18
     5.3  Late Retirement Benefit. . . . . . . . . . . . . . . 19
     5.4  Disability Retirement Benefit. . . . . . . . . . . . 20
     5.5  Methods of Payment of Retirement Benefits. . . . . . 20
     5.6  Maximum Benefit Limits . . . . . . . . . . . . . . . 30
     5.7  Reduction in Retirement Income Benefits. . . . . . . 33
     5.8  1981 Supplemental Retirement Benefits. . . . . . . . 33
     5.9  Transfer . . . . . . . . . . . . . . . . . . . . . . 34
     5.10 Rights Forfeited . . . . . . . . . . . . . . . . . . 36

Section Six
TERMINATION OF EMPLOYMENT. . . . . . . . . . . . . . . . . . . 37

     6.1  Termination of Employment Before Retirement. . . . . 37

Section Seven
DEATH BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . 41

     7.1  Death Before Eligibility for Early Retirement. . . . 41
     7.2  Death After Eligibility for Early Retirement . . . . 41
     7.3  Amount of Benefit Payable Under section 7.1. . . . . 41
     7.4  Amount of Benefit Payable Under section 7.2. . . . . 42
     7.5  Additional Reduction in Benefits for Spouses of
          Former Participants  [DELETED] . . . . . . . . . . . 43
     7.6  Death Benefits If Participant Not Married. . . . . . 44
     7.7  Minimum Death Benefit. . . . . . . . . . . . . . . . 44
     7.8  Spouse's Election of Lump Sum Payment. . . . . . . . 44




Section Eight
FUNDING OF THE PLAN. . . . . . . . . . . . . . . . . . . . . . 45

     8.1  Annual Contributions . . . . . . . . . . . . . . . . 45
     8.2  Additional Contributions . . . . . . . . . . . . . . 45
     8.3  Administrative Expenses. . . . . . . . . . . . . . . 45

Section Nine
ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . 46

     9.1  Pension Committee. . . . . . . . . . . . . . . . . . 46
     9.2  Officers and Agents. . . . . . . . . . . . . . . . . 46
     9.3  Records. . . . . . . . . . . . . . . . . . . . . . . 46
     9.4  Administration . . . . . . . . . . . . . . . . . . . 47
     9.5  Disqualification of Member . . . . . . . . . . . . . 49
     9.6  Liability of Members; Indemnification. . . . . . . . 49
     9.7  Notices. . . . . . . . . . . . . . . . . . . . . . . 49
     9.8  Claims and Appeal Procedure. . . . . . . . . . . . . 49

Section Ten
AMENDMENT, MERGER, AND TERMINATION . . . . . . . . . . . . . . 51

     10.1 Amendment. . . . . . . . . . . . . . . . . . . . . . 51
     10.2 Merger of Plans. . . . . . . . . . . . . . . . . . . 51
     10.3 Termination of the Plan. . . . . . . . . . . . . . . 51
     10.4 Return of Contributions of the Company . . . . . . . 52

Section Eleven
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 53

     11.1 Rights Determined by the Terms of this Plan. . . . . 53
     11.2 Restrictions on Alienation . . . . . . . . . . . . . 53
     11.3 Headings and Gender for Convenience Only . . . . . . 53
     11.4 Applicable Laws. . . . . . . . . . . . . . . . . . . 54
     11.5 Company to Have No Interest in the Plan Assets . . . 54

Section Twelve
TOP-HEAVY PLAN REQUIREMENTS. . . . . . . . . . . . . . . . . . 55

     12.1 Additional Requirements. . . . . . . . . . . . . . . 55
     12.2 Additional Vesting Requirements. . . . . . . . . . . 56
     12.3 Minimum Benefits . . . . . . . . . . . . . . . . . . 56
     12.4 Compensation Taken Into Account. . . . . . . . . . . 56
     12.5 Additional Limitations on Contributions and
          Benefits . . . . . . . . . . . . . . . . . . . . . . 57
     12.6 Definitions. . . . . . . . . . . . . . . . . . . . . 57

                      CURTICE BURNS FOODS


                 MASTER SALARIED RETIREMENT PLAN
     (As Amended and Restated Effective January l, 1988)



                          Introduction



     This Retirement Plan was originally adopted effective April 1, 1971. Effective January 1, 1988, Colonial Provision Company, Inc. Salaried Employees' Retirement Plan, the Retirement Plan for Salaried Employees of National Oats, Inc., and Nalley's Retirement Plan I of Curtice-Burns, Inc. were merged into the Curtice-Burns, Inc. Salaried and Clerical Employees' Pension Plan, and the name of the merged plan was changed to the Curtice Burns Foods Master Salaried Retirement Plan. Curtice-Burns Foods, Inc. hereby amends and restates this Plan effective January 1, 1988, and continues it for the benefit of its eligible employees on the terms and conditions described hereinafter.

                          Section One
                    PLAN NAME AND DEFINITIONS
     1.1 Name of Plan: The Plan shall be known as the Curtice Burns Foods Master Salaried Retirement Plan, and is hereafter referred to as 'the Plan'.
     1.2 'Accrued Benefit' means the annual amount of Retirement Income determined with respect to a Participant as of any date in accordance with the benefit formula in Section Five (Retirement Benefits) using the Participant's Vesting Service, Benefit Service, and Compensation as of the date of determination.
     1.3 'Accumulated Employee Contributions' means the sum of the Participant's contributions plus interest thereon to the date of death, termination of employment or retirement, as the case may be, computed at the rate of 3 percent compounded annually prior to April 1, 1971, at the rate of 5 percent compounded annually from April 1, 1971 through December 31, 1987, and at the rate of 120 percent of the Federal mid-term rate (as in effect under section 1274 of the Code for the first month of a Plan Year) compounded annually thereafter. For the purposes of computing such interest, all contributions in any Plan Year shall be deemed to have been made on the last day of such Plan Year.
     1.4 'Acquisition Date' means the date as of which the Plan became effective for a group of Employees.
     1.5 'Actual Retirement Date' means the first day of the month coincident with or next following the date on which a Participant actually retires from employment under Section 4.1, 4.2, 4.3, or
4.4 (Retirement Dates and Conditions).
     1.6 'Actuarial Equivalent' means, unless the computation of such amount is otherwise specifically provided herein, an amount of equivalent current value to the benefit which otherwise would have been provided to the Participant, based on an interest assumption of 7-1/2%, compounded annually, and mortality based on the 1971 TPF&C Forecast Mortality Table, set back one year for participants and five years for beneficiaries.
     1.7 'Actuary' means an independent actuary who is an enrolled actuary (as defined in section 7701(a) (35) of the Code) or an actuarial consulting firm or corporation having such an individual on its staff, which individual, firm, or corporation is selected by the Committee to serve as the actuarial consultant for the Plan.
     1.8 'Affiliate' means any entity which is, together with the Company, a member of a 'controlled group of corporations' or under 'common control', as determined under section 414(b) and 414(c) of the Code, or a member of an 'affiliated service group' as determined under section 414(m) of the Code.
     1.9 'Benefit Service' means the period of a Participant's service for purposes of determining the amount of the benefit payable to him, as provided in Section Two (Service).
     1.10 'Board of Directors' means the Board of Directors of Curtice Burns.
     1.11 'Code' means the Internal Revenue Code of 1986, as amended.

     1.12 'Company' means Curtice-Burns Foods, Inc., a New York corporation, and any successor by merger, consolidation or otherwise that assumes the obligations of the Plan.
     1.13 'Compensation' for any calendar year means the basic earnings excluding overtime, premiums, bonuses, and severance pay received by the Employee from the Company during the calendar year.
     In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, compensation taken into account under the Plan shall not exceed $200,000, adjusted for changed in the cost of living as provided in section 415(d) of the Internal Revenue Code (the 'Code), for the purpose of calculating a Participant's accrued benefit (including the right to any optional benefit provided under the Plan) for any plan year commencing after December 31, 1988. However, the accrued benefit determined in accordance with this provision shall not be less than the accrued benefit determined on May 31, 1989 without regard to this provision.
     Notwithstanding the preceding sentence, the accrued benefit of any Participant who is a highly compensated employee within the meaning of section 414(q)(1)(A) or (B) of the Code, is reduced to the extent a benefit has accrued with respect to compensation in excess of $200,000 during the 1989 plan year before the later of the adoption date or effective date of this provision.
     Notwithstanding any other contrary provision of the Plan, in calculating the accrued benefit (including the right to any option benefit provided under the Plan) of any Participant who is a highly compensated employee within the meaning of section 414(q)(1)(A) or
(B) of the Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after the date of the adoption of this amendment to the extent that such additional benefit accrual exceed the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in income tax regulations section 1.401(b)-1(b)(2)(ii).
     This provision shall be effective until the last day by which the Plan may be amended retroactively to comply with Tax Reform Act of 1986 for its first plan year beginning in 1989 in order to remain qualified under the Code and shall be effective for such period if and only if the subsequent plan amendment to comply with Tax Reform Act of 1986 is made on or before the last day by which the Plan may be amended retroactively to comply with Tax Reform Act of 1986 for its first plan year commencing in 1989 in order to remain qualified under the Code.
     In addition, the benefit accrued by any highly compensated employee, within the meaning of section 414(q)(1)(A) or (B) of the Code, shall in no event exceed the benefit accrual provided during the 1989 plan year with respect to such Participant under the terms of the Plan as subsequently amended to comply with the terms of Tax Reform Act of 1986; provided, however, such highly compensated employee's benefit shall not be less than the benefit such Participant had accrued as of the last day of the last plan year beginning before January 1, 1989.

     1.14 'Covered Compensation' means the average at age 65 of the annual compensation amounts which would be treated as wages for purposes of the Federal Social Security Act if the Participant had earned during each calendar year from the later of 1959 and the calendar year containing the Participant's 30th birthday through the calendar year containing his 64th birthday, inclusive, the maximum amount of wages subject to taxation under the Federal Social Security Act; in determining the amount to be treated as wages for this purpose for calendar years following the calendar year of the Participant's termination of employment, the maximum amount of wages subject to taxation under the Federal Social Security Act during such calendar year of termination shall be used for each calendar year following such calendar year of termination.
     1.15 'Covered Unit' means a group of Employees as identified in the Schedules to the Plan.
     1.16 'Current Social Security Taxable Wage Base' for any calendar year means the maximum amount of earnings which may be considered wages under Section 3121(a) (1) of the Code for that calendar year.
     1.17 'Disability' means, with respect to any Participant, except as set forth in Schedule B, Section B.8(a), a determination by the Committee that he is disabled by bodily injury or disease so as to be prevented from regularly engaging in an occupation or performing work for substantial remuneration or profit.

     1.18 'Employee' means any person who is employed by an Employer or Affiliate in a salaried or clerical classification, excluding:
          (a) any person who receives compensation only as a pension retirement allowance, retainer or fee under contract, or
          (b) any person eligible for participation in any other pension benefit plans sponsored by the Company. Such definition of an Employee shall also include any person who is employed by another company if the Company has contracted to acquire the business by which such person was employed and the other company has contracted to manage such business for the Company until the effective date of acquisition.
     1.19 'Employer' means the Company and any Affiliate that has adopted the Plan with the approval of the Company.
     1.20 'ERISA' means the Employee Retirement Income Security Act of 1974.
     1.21 'Final Average Compensation' means the average annual Compensation of a Participant for the five consecutive calendar years for which he received the highest Compensation, during the years included in his Vesting Service for the period ending on the earlier of his Actual Retirement Date or the date as of which a determination of his benefit is made.
          If the Participant's Vesting Service includes fewer than five years, his Final Average Compensation shall be deemed to be his average annual Compensation for his entire period of Vesting Service.

      1.22 'Leave of Absence' means:
          (a) The period of an Employee's absence from service if authorized in writing by an Employer or Affiliate for sickness, temporary layoff or other sufficient cause, provided that the Employee returns to service with an Employer or Affiliate within thirty (30) days after the authorized absence period expires, unless his failure to return is attributable to his Disability, retirement at or after his Early or Normal Retirement Date or death; and provided further that no such absence may be authorized for a period of more than one (1) year but such authorization may be renewed for additional periods up to one (1) year each, with the total authorized absence not to exceed three consecutive years; or
          (b) The period of an Employee's absence from service because of military service in the armed forces of the United States, provided that the Employee (1) retains his reemployment rights under federal law upon discharge and (2) returns to service with an Employer or Affiliate within ninety (90) days after discharge or during any longer period for which his reemployment rights are protected by federal law.
     1.23 'Normal Form' means, as applied to any benefit payable to a Participant under the Plan, the method of payment described in
Section 5.5(a) (Normal Form of Payment).
     1.24 'Normal Retirement Age' means the date a Participant attains age sixty-five (65).

     1.25 'Normal Retirement Date' means the first day of the month coincident with or next following the 65th birthday of the Employee.
     1.26 'Participant' means any person included in the Plan as provided in Section Three (Participation).
     1.27 'Pension Committee' means the committee appointed by the Board of Directors to manage and administer the Plan as provided in Section Nine (Administration of the Plan).
     1.28 'Plan Year' shall mean the calendar year.
     1.29 'Prior Plan' means any and all of the following pension plans as in effect on the applicable date shown below:
          (a) Retirement Plan for the Salaried Employees of National Oats, Inc. as in effect on March 31, 1980.
          (b)  Nalley's Retirement Plan I as in effect on March 31,
1977.
          (c) Colonial Provision Company, Inc. Salaried Employees' Retirement Plan as in effect on November 30, 1983.
          (d)  Borden Plan as in effect on May 8, 1977.
          (e)  Borden Plan as in effect on December 31, 1985.
     The Schedules annexed to the Plan contain provisions pertaining to the Prior Plan Benefits of the Prior Plan Participants under all Prior Plans.
     1.30 'Prior Plan Benefit' means the defined benefit payable to a Prior Plan Participant, determined in accordance with the applicable Schedule to the Plan.

     1.31 'Prior Plan Participant' means any individual who was a participant in a Prior Plan.
     1.32 'Retirement Income' means the annual income provided under this Plan.
     1.33 'Spouse' means the Participant's wife or husband, married to him or her by a legal contract on the date benefits commence to be paid to the Participant, or on the Participant's date of death, if earlier.
     1.34 'Trust Agreement' means the agreement between the Company and the Trustee for the administration of the Trust Fund and any and all amendments to such agreement.
     1.35 'Trust Fund' means all moneys and property paid or delivered to and accepted by the Trustee pursuant to the Trust Agreement and the Plan and all investments made therewith and proceeds thereof and all earnings and profits thereon less the payments made by the Trustee as authorized in the Trust Agreement.
     1.36 'Trustee' means the trustee appointed pursuant to the Trust Agreement.
     1.37 'Vesting Service' means the period of an Employee's service for purposes of determining his eligibility for a benefit from the Plan, as provided in Section Two (Service).

                          Section Two
                             SERVICE
     2.1  Service Definitions.
          (a) 'Break in Service' means any Severance Period greater than twelve (12) months, excluding any period of up to twelve (12) months during which an Employee is on a maternity/paternity leave. The term 'maternity/paternity leave' means any absence of an Employee from work for reasons of (i) pregnancy of the Employee, (ii) the birth of a child of the Employee or the placement of a child with the Employee for the purposes of adoption, or (iii) the care of a child for a period beginning immediately following such birth or placement.
          (b) 'Employment Date' means the date on which an Employee first completes an Hour of Service.
          (c) 'Hour of Service' means an hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for any Employer or Affiliate.
          (d) 'Reemployment Date' means the date on which an Employee first completes an Hour of Service after a Severance Date.
          (e) 'Severance Date' means the earlier of (1) the date on which an Employee retires or dies or his employment with all Employers and Affiliates is otherwise terminated or (2) the first anniversary of the first date of a period in which an Employee remains absent from service with all Employers and Affiliates for any reason other than (A) his retirement, death or other termination of employment or (B) a Leave of Absence.

          (f) 'Severance Period' means each period beginning on an Employee's Severance Date and ending on his next Reemployment Date.
     2.2 Vesting Service. Vesting Service shall be credited to each Employee based on the periods of time described below:
          (a) Each period beginning on his Employment or Reemployment Date and ending on his next Severance Date.
          (b) Each period which is a Severance Period but neither is nor includes any Break in Service.
          (c)  Each period of Disability.
     2.3 Benefit Service. The Benefit Service credited to each Participant shall be equal to (a) that portion of his Vesting Service credited under Section 2.2(a) which is attributable to (1) any period of his employment as a Participant or (2) any period while he was on a Leave of Absence, if he was an Employee at the beginning of such period and (b) to that portion of his Vesting Service credited under Section 2.2(c) if he is eligible for a benefit under Section 4.4 (Disability Retirement).
          In determining years of Benefit Service for purposes of the Final Average Pay Benefit set forth in Section 5.1(a), any Participant who retires after June 30, 1982 who was prevented from becoming a Participant prior to April 1, 1976, either because of the Plan's then effective three-year waiting period or because he or she declined to contribute to the Plan, shall be credited with additional years of Benefit Service, determined by recalculating a Participant's eligibility date as if he had been eligible to become a Participant one year after employment. Such Participant shall be credited with 0.65 additional years of participation for each such additional year of eligibility calculated hereunder, up to a maximum of 1.3 additional years.
     2.4 Service Prior to Acquisition Date. Vesting Service shall be credited to a Participant (whether or not he is a Prior Plan Participant) with respect to any period prior to the Acquisition Date for his Covered Unit only in accordance with the Schedule applicable to the Covered Unit in which he was employed on its Acquisition Date.
     2.5 Break in Service. If an Employee who is not entitled to a deferred benefit under Section 6.1 (Termination of Employment) incurs a Break in Service, and if at his Reemployment Date the period of his Break in Service equals or exceeds the greater of five years or his period of Vesting and Benefit Service prior to his Severance Date, then his prior Vesting and Benefit Service shall be cancelled for all Plan purposes.
     2.6 No Duplication. In no event shall any period be counted twice in computing the Vesting or Benefit Service to be credited to an Employee or Participant under any Plan provision.
     2.7 Service Computations. A Participant's years and months of Vesting and Benefit Service shall be computed by (a) assuming that an Employee's Employment Commencement Date or his Reemployment Date or his Severance Date occurs on the first day of the month next following his Employment Commencement Date or Reemployment Date or Severance Date, respectively, and (b) aggregating all periods to be credited, after excluding any period to be disregarded, as Vesting or Benefit Service under this Section Two.
     2.8 Leased Employees. Any person (other than an employee) who provides services to an Employer or an Affiliate for purposes of certain pension requirements under section 414(n) of the Code (a 'Leased Employee'), shall be deemed to be an 'Employee' of such Employer or Affiliate for purposes of the service definitions and rules of this Section Two. Notwithstanding the foregoing, no Leased Employee shall be eligible to participate in this Plan by reason of this Section 2.8.

                          Section Three
                          PARTICIPATION
     3.1 Eligibility. Each Prior Plan Participant who is an Employee or on a Leave of Absence on the Acquisition Date for his Covered Unit shall become a Participant in the Plan on the later of the Acquisition Date for his Covered Unit or the first day of the month coincident with or next following completion of one year of Vesting Service. Each other Employee shall become a Participant in the Plan on the first day of the month coincident with or next following completion of one year of Vesting Service.
     3.2 Reemployed Participant. If a Participant's employment terminates before he becomes entitled to a deferred benefit under
Section 6.1 (Termination of Employment Before Retirement) and he is thereafter reemployed as an Employee, he shall again become a Participant as of the first day of the month coincident with or next following completion of one year of Vesting Service after the date of his reemployment. If a Participant's employment terminates after he becomes entitled to a deferred benefit under Section 6.1 (Termination of Employment Before Retirement) and he is thereafter reemployed as an Employee, he shall again become a Participant as of the date he performs his first Hour of Service as an Employee on or after the date of his reemployment.
     3.3 Prior Plan Participant. Each Prior Plan Participant who does not become a Participant in the Plan under Section 3.1 shall have only such rights and benefit entitlements as are provided under the terms of his Prior Plan.

                            Section Four
                 RETIREMENT DATES AND CONDITIONS
     4.1 Normal Retirement. A Participant who reaches his Normal Retirement Age while in the employment of an Employer shall be eligible to retire as of his Normal Retirement Date, and shall be entitled to receive a normal retirement benefit as determined in
Section 5.1 (Normal Retirement Benefit).
     4.2 Early Retirement. A Participant who has attained age 55 while in the employment of an Employer and completed 5 years of Vesting Service may elect to retire on the first day of any month thereafter. In the event of such early retirement, the Participant shall be entitled to receive an early retirement benefit as determined in Section 5.2 (Early Retirement Benefit).
     4.3 Late Retirement. A Participant may continue in the employment of an Employer beyond his Normal Retirement Date. Upon his Actual Retirement Date, the Participant shall be entitled to receive a late retirement benefit as determined in Section 5.3 (Late Retirement Benefit).
     4.4 Disability Retirement. Except as provided in Schedule B, Section B.8(b), a Participant who incurs a Disability, while in the employment of an Employer, after he has attained age 50 and completed 5 years of Vesting Service may elect to retire on the first day of any month more than 6 months after his Disability has begun, but not beyond his Normal Retirement Date. In the event of such disability retirement, the Participant shall be entitled to receive a disability retirement benefit as determined in Section
5.4 (Disability Retirement Benefit).

                          Section Five
                       RETIREMENT BENEFITS
     5.1 Normal Retirement Benefit. The normal Retirement Income of a Participant who becomes eligible therefor under Section 4.1 shall be an amount, commencing as of the Participant's Normal Retirement Date, equal to the amount determined under Section 5.1(c) (Prior Plan Benefit), if any, plus an additional amount as follows: for an individual who became employed in a salaried or clerical classification after June 30, 1981, the amount determined under Section 5.1(a) (Final Average Pay Benefit); for an individual who was employed in a salaried or clerical classification prior to July 1, 1981, the amount as elected by the Participant under
Section 5.1(a) (Final Average Pay Benefit), or Section 5.1(b) (Career Average Benefit).
          (a) Final Average Pay Benefit. The sum of (1) plus (2) in which (1) equals 0.9% multiplied by a Participant's Final Average Compensation multiplied by a Participant's years of Benefit Service subsequent to June 2, 1962, and (2) equals 0.5% multiplied by the excess, if any, of Final Average Compensation over Covered Compensation, multiplied by years of Benefit Service subsequent to June 2, 1962; provided, however, that for purposes of (2), years of Benefit Service shall not exceed a maximum of 35.
          Effective March 15, 1990 (or if later fifteen days after the date the adoption of this Amendment is communicated to affected participants in accordance with ERISA SS204(h) former participants in the Curtice Burns Lowrey's Retirement Income PLan who now participate in this Plan shall accrue benefits at the rate set forth in Section 5.1(a) of the Plan. All benefits accrued by such participants prior to such effective date shall be unaffected by this Amendment and shall not be reduced hereby.
          (b) Career Average Benefit. The sum of (1), (2), (3), and (4) in which (1) equals the Participant's accrued benefit determined under the provisions of Schedule A, (2) equals, commencing January 1, 1988, 1.60% of a Participant's Compensation for the Plan Year up to the Current Social Security Taxable Wage Base, (3) equals, for Plan Years commencing on or after January 1, 1988, and before January 1, 1992, 2.45% of a Participant's Compensation for the Plan Year in excess of the Current Social Security Taxable Wage Base, and (4) equals, for Plan Years commencing on January 1, 1992, 1.88% of a Participant's Compensation for the Plan Year in excess of the Current Social Security Taxable Wage Base; provided, however, that years of Benefit Service in excess of 35 years total shall be disregarded for purposes of (4).
          (c) Prior Plan Benefit. If the Participant is a Prior Plan Participant, his Prior Plan Benefit.
     5.2 Early Retirement Benefit. The early retirement benefit of a Participant who becomes eligible therefor under Section 4.2 (Early Retirement) shall be computed as in Section 5.1 (Normal Retirement Benefit) based on his Benefit Service and Compensation, up to his Actual Retirement Date, and shall be payable at the option of the Participant as follows:

          (a) Commencing as of his Normal Retirement Date in the full, unreduced amount, or
          (b) Commencing as of his Actual Retirement Date or as of the first day of any month after his Actual Retirement Date, but reduced as follows:
               (1)  The reduction for the benefit as computed in
                    Section 5.1(a) (Final Average Pay Benefit) and
                    Section 5.1(b) (Career Average Benefit) shall be equal to the sum of (A) and (B) in which
                    (A) equals to 0.0025 times the number of months up to a total of 84 months by which the benefit commencement date precedes Normal Retirement Date and (B) equals 0.0050 times the number of additional months (in excess of 84 months but not to exceed an additional 36 months) by which the benefit commencement date precedes Normal Retirement Date.

               (2)  The reduction for the benefit as computed in
                    Section 5.1(c) (Prior Plan Benefit) shall be as specified in the applicable Schedule applicable to the Participant.

               (3) The following transition rules shall apply to the provisions of (1) above:

                    (i)  For a Participant born prior to January
                    1, 1938, the provisions of (1) above shall not apply and the prior provisions of Section
                    5.2(b) shall continue to apply.

                    (ii)  For a Participant who is born after
                    December 31, 1937, the provisions of (1) shall be effective January 1, 1992.

     5.3 Late Retirement Benefit. The late retirement benefit of a Participant who becomes eligible therefor under Section 4.3 (Late Retirement) shall be computed as in Section 5.1 (Normal Retirement Benefit) based on his Benefit Service and Compensation up to his Actual Retirement Date and shall be payable as of his Actual Retirement Date.

     5.4  Disability Retirement Benefit.
          (a) The disability retirement benefit of a Participant who becomes eligible therefor under Section 4.4 shall be computed as in Section 5.1 (Normal Retirement Benefit) based on his Benefit Service and Compensation up to his Actual Retirement Date and shall be payable as of his Actual Retirement Date in the full, unreduced amount.
          (b) For purposes of Section 5.4(a), a Participant's annual Compensation for the period of Disability shall be deemed to be his annual Compensation immediately prior to the commencement of such period of Disability, and the Benefit Service credited to him shall include that portion of his Vesting Service which is attributable to any period of Disability, if he was an Employee at the beginning of such period.
     5.5  Methods of Payment of Retirement Benefits.
          (a) Normal Form of Payment. The Normal Form of payment of retirement benefits under this Plan for any Participant who is married on the date his retirement benefits commence to be paid shall be in the form of a reduced joint and survivor benefit which provides for 50% of the reduced benefit payable to the Participant during his lifetime to continue after his death to his spouse for her remaining lifetime, with the reduction as provided in Section 5.5(c), 50% Contingent Annuitant Option. Provided, however, that the Normal Form of payment of retirement benefits under this Plan for any Participant who is married on the date his retirement benefits commence to be paid, and who elects under Section 5.1

(Normal Retirement Benefit) to receive the Career Average Benefit In Section 5.1(b), shall be in the form of an unreduced joint and survivor benefit which provides for 50% of the benefit payable to the Participant during his lifetime to continue after his death to his spouse for her remaining lifetime. The Normal Form of payment of retirement benefits under the Plan for any Participant who is not married on the date his retirement benefits commence to be paid shall be payable to the Participant for his life only. A Participant may elect, however, in the manner prescribed in Section 5.5(b) (Election of Optional Forms) not to take his retirement benefit in the Normal Form. Notwithstanding the preceding provisions of this Section 5.5(a), the Normal Form of payment for a Participant's Prior Plan Benefit, and any optional forms of payments with regard thereto, shall be determined under the applicable Schedule for the Participant.
          (b) Election of Optional Forms. A Participant may elect by filing an election in writing with the Pension Committee to convert his retirement benefit otherwise payable to him into payments with an Actuarial Equivalent value pursuant to any of the options available to him hereunder so long as such election is made prior to the Participant's Actual Retirement Date. Such election or any new election under Section 5.5(c) (Options Available) below shall be made on a form approved by the Pension Committee and shall contain the consent of the Participant's spouse to such election. Such consent shall contain the spouse's acknowledgement of the effect of the election and be witnessed by a Plan representative or a notary public. If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, no consent will be required. The Plan Administrator shall notify each Participant in writing at least ninety (90) days before he becomes entitled to a retirement benefit hereunder of his right to elect an optional form of benefit. The notice shall also indicate the availability of a written explanation of the terms and conditions of the form of benefit normally applicable for the Participant and the effect that an election of an optional form of benefit will have on his monthly annuity payment. For a Participant who retires before his Normal Retirement Date, his benefits shall commence to be paid on the date the Participant selects but such date shall not be earlier than his Early Retirement Date or his Actual Retirement Date if he retires under Section 4.4 and not later than his Normal Retirement Date. For a participant who retires on or after his Normal Retirement Date, his benefits shall commence to be paid on his Actual Retirement Date.
          (c) Options Available. The optional payments which may be elected by a Participant shall provide as follows:
               100% Contingent Annuitant Option -
               Retirement Income payable during his life in equal monthly amounts, with the provision that after his death 100% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income that shall be payable under this option shall be the Actuarial Equivalent of the normal Retirement Income payable to a

               Participant and his spouse pursuant to the Normal
               Form of Retirement Benefit provided above.

               75% Contingent Annuitant Option -

               Retirement Income payable during his life in equal monthly amounts, with the provision that after his death 75% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income that shall be payable under this option shall be the Actuarial Equivalent of the normal Retirement Income payable to a Participant and his spouse pursuant to the Normal Form of Retirement Benefit provided above.

               66-2/3% Contingent Annuitant Option -

               Retirement Income payable during his life in equal monthly amounts, with the provision that after his death 66-2/3% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income that shall be payable under this option shall be the Actuarial Equivalent of the normal Retirement Income payable to a Participant and his spouse pursuant to the Normal Form of Retirement Benefit provided above.

               50% Contingent Annuitant Option -

               Retirement Income payable during his life in equal monthly amounts, with the provision that after his death 50% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income that shall be payable under this option shall be the Actuarial Equivalent of the normal Retirement Income payable to a Participant and his spouse pursuant to the Normal Form of Retirement Benefit provided above.

               10 Year Certain and Continuous Option -

               Retirement Income payable during his life in equal monthly amounts, with the provision that, if he shall die before he has received at least 120 monthly Retirement Income payments, his payments shall continue to his designated beneficiary until a total of 120 monthly Retirement Income payments in all have been paid. The amount of Retirement Income that shall be payable under this option shall be the Actuarial Equivalent of the normal Retirement Income payable to the Participant as provided above.

               5 Year Certain and Continuous Option -

               Retirement Income payable during his life in equal monthly amounts, with the provision that, if he shall die before he has received as least 60 monthly Retirement Income payments, his payments shall continue to his designated beneficiary until a total of 60 monthly Retirement Income payments in all have been paid. The amount of Retirement Income that shall be payable under this option shall be the Actuarial Equivalent of the normal Retirement Income payable to the Participant as provided above.

               Single Sum Option -

               A single sum equal to the commuted value of his Retirement Income, with the commuted value deter-mined on the basis of the UP-1984 Table and the interest rates specified by the Pension Benefit Guaranty Corporation for the valuation of annuities in pension plans terminated on the first day of the plan year such value is to be paid.

               Straight Life Annuity Option -

               A married Participant whose benefits are determined under the Final Average Pay Benefit of Section 5.1(a) shall be permitted to elect to receive his Retirement Income unreduced in the form of equal monthly amounts for life with no surviving spouse's benefit.

               Level Income Option -

               A Participant who retires under Section 4.2 (Early Retirement) prior to age 62 shall be permitted to elect to receive his Retirement Income payable during his life, with no surviving spouse's benefit, in monthly amounts providing larger monthly payments until his Social Security payments begin, with these payments reduced at that time by the approximate amount of the Social Security benefit which the Participant will receive, so that, insofar as practical, a level total Retirement Income will be available for the Participant after his retirement. The amount of Retirement Income that shall be payable under this option shall be the Actuarial Equivalent of the normal Retirement Income payable to the Participant as provided above.

               Single sum and straight life annuity combination option -

               A combination of two benefit forms determined as follows:

               (1) A single sum equal to the commuted value of 51% of his Retirement Income payable in the normal form, with the commuted value determined on the basis of the UP 1984 Table and the interest rates specified by the Pension Benefit Guaranty Corporation for the valuation of annuities in pension plans terminated on the first day of the plan year such value is to be paid, and

               (2) A straight line annuity paid form the balance of his Retirement Income which shall be the Actuarial Equivalent of 49% of his Retirement
               Income payable in the normal form with equal monthly amounts for life with no surviving spouse's benefit.

          (d) Designation of Beneficiary. In the election filed with the Pension Committee, the Participant shall designate his contingent annuitant or beneficiary, as the case may be. If a married Participant designates as his contingent annuitant or his beneficiary a person other than his spouse, such designation shall not be effective unless the spouse consents to such designation as in Section 5.5(b) (Election of Optional Forms). Election of the 100%, 75%, 66-2/3%, or 50% Contingent Annuity Option is conditional upon (1) designation of the name of the contingent annuitant and
(2) furnishing to the Pension Committee, within ninety days after the filing of such election, proof satisfactory to the Pension Committee of the age of the contingent annuitant.
          (e) Conditions on Election. Election of the option shall be subject to the following conditions:
               (1)  If a Participant dies after his Normal
                    Retirement Date while in the active service of the Company but before his benefits commence, the option will be deemed not to have taken effect, and

               (2) No option involving a person other than the Participant's spouse designated as a contingent annuitant shall apply unless it shall anticipate, except for the premature death of the Participant, payments of more than one-half of the proceeds of his benefits to the Participant during the period of his life expectancy determined as of the date the option becomes effective from the actuarial mortality table last adopted by the Pension Committee for the determination of the costs of the Plan.

               Election of the 100%, 75%, 66-2/3%, or 50%
               Contingent Annuitant Option shall be subject to the following additional provisions:

               (3) If the contingent annuitant dies before the date the option becomes effective, the election of the option will be deemed to be cancelled and the Participant may thereafter make another election, subject to the conditions required therefor, and

               (4) If the contingent annuitant dies after the date the option becomes effective while the Participant is living, the amount of the payments to which the Participant is then entitled will continue unchanged and will cease upon the Participant's death.

          (f) Changes in Election. A Participant may revoke his election of an optional form of benefit. A Participant may elect another optional form of benefit by filing a new election in writing with the Pension Committee, provided his spouse consents as in Section 5.5(b) (Election of Optional Forms). However, no change may be made in the election of the option after the date the option becomes effective. Any option elected by a Participant and consented to by his spouse, as applicable, shall become effective on the date the Participant's benefits commence to be paid.
               The latest beneficiary designation in the possession of the Pension Committee at the time of the Participant's death shall control. If no designated beneficiary is living at the death of the Participant, any remaining payments due shall be computed and paid in one lump sum to the estate of the Participant. If a designated beneficiary is living at the death of the Participant, but does not live to receive all payments due, any remaining payments due shall be computed and paid in one lump sum to the estate of the beneficiary.
          (g)  Payment of Retirement Benefits.
               (1)  Subject to the preceding provisions of this
                    Section 5.5 and Section 6.1(f), all Normal
                    Retirement Benefits, Early Retirement Benefits and Late Retirement Benefits, provided for in Sections 5.1, 5.2, and 5.3, shall be payable in monthly installments on the first day of the month and shall continue to the last payment prior to death; provided, however, that any Retirement Income amounting to less than $10.00 per month shall be paid quarterly.

               (2)  (A)  Subject to the preceding provisions of
                         this Section 5.5 and Section 6.1(f), all
                         Disability Retirement Benefits provided
                         for in Section 5.4 shall be payable in
                         monthly installments commencing as of the Participant's Actual Retirement Date with subsequent installments payable as of the first day of each calendar month there after and shall cease with the last monthly payment payable prior to the Participant's death or the date he ceases to be totally and permanently disabled, whichever is the earlier to occur.

                    (B)  A disabled Participant who ceases to be
                         totally and permanently disabled prior to his Normal Retirement Age and who again becomes an Employee shall have his Vesting Service, annual Compensation, and Benefit Service up to his Disability Retirement Date restored, and he shall commence to accrue benefits in accordance with section 5.1, based on his annual Compensation, Benefit Service, and, if applicable, Vesting Service, both before his Disability Retirement Date and after his reemployment.

                    (C)  A disabled Participant who ceases to be
                         totally and permanently disabled prior to his Normal Retirement Age and who does not return to employment as an Employee within 30 days of his recovery shall receive no further benefits of any kind under the Plan, except that (l) if he was also entitled to benefits under Section
                         4.2 as of his Disability Retirement Date, he shall be entitled to receive an Early Retirement Benefit under Section 4.2, determined based on the provisions of the Plan as in effect as of his Disability Retirement Date and his annual Compensation, Benefit Service, and, if applicable, Vesting Service, up to his Disability Retirement Date, and shall be payable commencing as of his Normal Retirement Date or such earlier date as may be elected under Section 5.2(b), or
                         (2) if he was not also entitled to
                         benefits under Section 4.2 as of his
                         Disability Retirement Date, he shall be
                         entitled to receive a deferred retirement benefit under Section 6.1(a), determined based on the provisions of the Plan as in effect as of his Disability Retirement Date and his annual Compensation, Benefit Service, and, if applicable, Vesting Service, up to his Disability Retirement Date, and shall be payable commencing as of his Normal Retirement Date or such earlier date as may be elected under
                         Section 6.1(d).

               (3) Notwithstanding any other provision of this plan, for Employees who attain age 70-1/2 after December 31, 1987, payment of benefits will begin no later than the April 1 following the calendar year in which the Employee attains age 70-1/2.

               (4) If a Participant is reemployed as an Employee by an Employer after his retirement benefits have commenced, payment of his retirement benefits shall not cease during the period of reemployment, and, in addition, his retirement benefit shall be redetermined annually during the period of his reemployment. The redetermination shall be done as of the last day of the Plan Year, or, if earlier, the date he again retires from active service, and shall reflect his age as of such date, his Compensation and Benefit Service both before and after his reemployment, and any retirement benefits paid to him prior to his Normal Retirement Date. The retirement benefits as so redetermined shall be payable to him as of the first day of the Plan Year following redetermination, or, if earlier, the first day of the month following the date he again retires from active service.

               (5) A Participant who retires under the provisions of Sections 4.1, 4.2, 4.3, or 4.4 (Retirement Dates and Conditions) may elect to receive a refund of his Accumulated Employee Contributions. If such Participant receives his Accumulated Employee Contributions, his Retirement Income shall be reduced by the amount of the benefit attributable to the Participant's Accumulated Employee
                    Contributions. The amount of the benefit attributable to the Participant's Accumulated Employee Contributions shall be an annual benefit, commencing at his Normal Retirement Date, equal to his Accumulated Employee Contributions, determined as of his Actual Retirement Date, projected to his Normal Retirement Date at the interest rate under
                    Section 411(c) of the Code, and multiplied by 10% or such other factor as may be established by regulation. In no event may a Participant receive a refund of such Contributions prior to his Actual Retirement Date.

     5.6  Maximum Benefit Limits.

          (a) General Limitation on Benefits. No Retirement Income shall be payable from this Plan to the extent it exceeds the lesser of (1) the Defined Benefit Dollar Limitation, as adjusted in
Section 5.6(c), as applicable, or (2) the Defined Benefit Pay Limitation, as adjusted in Section 5.6(d), if applicable.
          (b)  Definitions.  For purposes of this Section 5.6
               (1) 'Adjustment Factor' shall mean the cost of living adjustment factor prescribed under section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as prescribed.

               (2)  'Current Accrued Benefit' shall mean a
                    Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Section 415(b) (2) of the Code. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

                    (A)  any change in the terms and
                         considerations of the Plan after May 5,
                         1986; and

                    (B)  any cost of living adjustment occurring
                         after May 5, 1986.

               (3) 'Defined Benefit Dollar Limitation' shall mean the limitation set forth in Section 415(b) (1)
                    (A) of the Code.

               (4)  'Defined Benefit Pay Limitation' shall mean
                    100% of the Employee's average Section 415
                    Compensation for his highest 3 years of
                    Vesting Service.

               (5) 'Limitation Year' shall mean the calendar year.

               (6)  'Section 415 Compensation' shall mean
                    compensation as defined in Sections 1.415-2(d)
                    (1) and (2) of the Income Tax Regulations published under Section 415 of the Code.

               (7) 'Social Security Retirement Age' shall mean the age used as the retirement age for the Participant under Section 215(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(1) (2) of such Act were 62.

          (c)  Adjustment to Defined Benefit Dollar Limitation.

               (1) Adjustment for Early Retirement. If the retirement benefit of a Participant commences before the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of an annual benefit of $90,000, multiplied by the Adjustment Factor, beginning at the Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

               (2) Adjustment for Deferred Retirement. If the retirement benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of a benefit of $90,000, beginning at the Social Security Retirement Age, multiplied by the Adjustment Factor based on the lesser of the interest rate assumption under the Plan or on an assumption of five percent (5%) per year.

               (3) Protection of Current Accrued Benefit. If the Current Accrued Benefit of an individual who is a Participant as of the first day of the Limitation Year beginning on or after January 1, 1987, exceeds the Defined Benefit Dollar Limitation, the Defined Benefit Dollar

                    Limitation with respect to such individual shall be equal to such Current Accrued
                    Benefit.

               (4) Adjustment for Less Than 10 Years of Benefit Service. If a Participant has completed less than ten years of Benefit Service, the Participant's Accrued Benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years (or part thereof) of Benefit Service in the Plan, and the denominator of which is ten.

          (d) Adjustment to Defined Benefit Pay Limitation. If a Participant has completed less than ten years of Vesting Service with an Affiliate or an Employer, the Defined Benefit Pay Limitation shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of Vesting Service (or part thereof), and the denominator of which is ten, but not less than one-tenth of the limitation before the adjustment.
          (e) Additional Limit for Multiple Plans. The limits specified in Section 5.6(a) (General Limitation on Benefits) shall be further reduced if the Combined Plan Fraction exceeds 1.0. The Combined Plan Fraction is the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction.
               (1) The Defined Contribution Plan Fraction is determined by dividing the total Annual Additions (as defined in Section 415(c) (2) of the Code) to the Curtice Burns Foods Deferred Profit-Sharing Plan by the total of the Defined Contribution Plan dollar limitations applicable to each Plan Year (as specified in Section 415(c)(1)(A) of the Code) multiplied by 1.25, or 35% of the Section 415 Compensation received by the Employee during that Plan Year if less, for each Plan Year in which the Employee was credited with Vesting Service.

               (2)  The Defined Benefit Plan Fraction is
                    determined by dividing the Employee's
                    projected annual benefit at age 65 (or
                    attained age if later) by the dollar limit specified in Section 5.6(a) (1) multiplied by 1.25, or the compensation limit specified in
                    Section 5.6(2) multiplied by 1.4, whichever is less. For this purpose, the projected annual benefit shall be determined without using a salary scale and may not exceed the dollar limit specified in Section 5.6(a)(1).

     5.7 Reduction in Retirement Income Benefits. Any Retirement Income payable from this Plan to any Participant shall be reduced by (a) any amount payable to such Participant under Equitable Group Annuity Contract AC-548 or Aetna Life Insurance Company Group Annuity Contract GA 598 and (b) any amount payable to such Participant from the South Jersey Labor and Management Pension Fund as a result of service after April 1, 1969. In making such reduction, the normal pension benefit payable under the above Plans before determining any optional benefit payable shall be subtracted from the normal pension benefit payable under this Plan.
     5.8 1981 Supplemental Retirement Benefits. The Retirement Income payable to the Plan Participant described below as determined under the other applicable provision of this Plan shall be increased as of July 1, 1981 as follows:


     (a)  Participants who retired
          between January 1, 1980 and
          June 30, 1981                      --        3%

     (b)  Participants who retired
          between January 1, 1979 and
          December 31, 1979                  --        6%

     (c)  Participants who retired

          between January 1, 1978 and
          December 31, 1978                  --        9%


     (d)  Participants who retired
          between January 1, 1977 and
          December 31, 1977                  --        12%

     (e)  Participants who retired
          between January 1, 1976 and
          December 31, 1976                  --        15%

     (f)  Participants who retired
          between January 1, 1975 and
          December 31, 1975                  --        18%

     (g)  Participants who retired
          between January 1, 1974 and
          December 31, 1974                  --        21%

     (h)  Participants who retired
          between January 1, 1973 and
          December 31, 1973                  --        24%

     (i)  Participants who retired
          between January l, 1972 and
          December 31, 1972                  --        27%

     (j)  Participants who retired
          prior to January 1, 1972           --        30%



     5.9  Transfer.

          (a) If a Participant is transferred to a classification of employment with an Affiliate or an Employer or any of its subsidiary corporations which is not covered by this Plan, he shall be considered a transferred Participant. Upon the subsequent retirement, termination of employment, or death, such transferred Participant shall be entitled to benefits in accordance with the provisions of the Plan then in effect, computed in accordance with this Section Five but subject to the following:
               (1) No additional Benefit Service shall accrue to the transferred Participant under this Plan while in said other classification.

               (2) For purposes of fulfilling any requirement of a minimum number of years of Vesting Service specified in Section 4.2 (Early Retirement),
                    6.1 (Termination of Employment Before
                    Retirement), 7.1 (Death Before Eligibility For Early Retirement), or 7.2 (Death After Eligibility For Early Retirement), continuous employment in said other classification shall, subject to Section Two, be considered as Vesting Service under this Plan.

               (3)  If applicable under Section 5.1(a) (Final
                    Average Pay Benefit), the transferred
                    Participant's Final Average Compensation shall be determined in accordance with the provisions of the Plan, taking into account compensation paid to the transferred
                    Participant while in said other
                    classification.

          (b) If an employee of an Affiliate or an Employer or any of its subsidiary corporations is transferred from a classification of employment which is not covered by this Plan to a classification wherein he is an Employee, he shall become a Participant under the Plan immediately upon the later of completion of one year of Vesting Service or his date of transfer. Upon subsequent retirement, termination of employment, or death, such Participant shall be entitled to benefits in accordance with the provisions of the Plan, computed in accordance with this Section 5 but subject to the following:
               (1) For purposes of fulfilling any requirement of a minimum number of years of Vesting Service specified in Section 4.2 (Early Retirement),
                    6.1 (Termination of Employment Before
                    Retirement), 7.1 (Death Before Eligibility for Early Retirement), or 7.2 (Death After Eligibility for Early Retirement), the Participant's period of continuous employment with the Affiliate or an Employer or any of its subsidiary corporations or with any company which is a predecessor employer of the Company immediately prior to said transfer shall be considered as Vesting Service under the Plan.

     5.10 Rights Forfeited.
          Any rights forfeited by a Participant under this Plan
shall not be applied to increase the benefits any other Participant would otherwise receive under the Plan, but will be applied to reduce the Company's contribution.
                                 36

                          Section Six
                    TERMINATION OF EMPLOYMENT
     6.1  Termination of Employment Before Retirement.
          On termination of employment of a Participant for any reason other than death or retirement or transfer under the Plan, such a Participant shall have the following rights:
               (a) (1) If at the time of such termination the Participant has completed 5 years of Vesting Service or has attained his Normal Retirement Age, he shall be entitled to receive, beginning as of his Normal Retirement Date, if he is then living, a deferred retirement benefit, computed as in section 5.1 (Normal Retirement Benefit) based on his Benefit Service and Compensation, up to the date of his termination of employment.
               (a)  (2)  [DELETED]
               (a) (3) Subject to Section 6.1(f) (Payment of Small Benefits), the deferred retirement benefit shall be payable in accordance with Section 5.5 (Methods of Payment of Retirement Benefits).
               (b) (1) If at the time of such termination of employment the Participant has completed 5 years of Vesting Service or has attained his Normal Retirement Age, he may elect to receive a refund of his Accumulated Employee Contributions. If such Participant receives his Accumulated Employee Contributions, his Retirement Income shall be reduced by the amount of the benefit attributable to the Participant's Accumulated Employee Contributions. The amount of the benefit attributable to the

Participant's Accumulated Employee Contributions shall be an annual benefit, commencing at his Normal Retirement Date, equal to his Accumulated Employee Contributions, determined as of his date of termination of employment, projected to his Normal Retirement Date at the interest rate under Section 411(c) of the Code, and multiplied by 10% or such other factor as may be established by regulation; provided, however, that the amount so determined shall not exceed the greater of (A) his Accrued Benefit or (B) the sum of his employee contributions multiplied by 10% or such other factor as may be established by regulation. In no event may a Participant receive a refund of such Contributions prior to termination of his service with the Company.
               (b) (2) In the event a Participant who received a refund of his Accumulated Employee Contributions is reemployed by an Affiliate or an Employer and is credited with his prior years of service for purposes of vesting of benefits under Section Two hereof, such Participant may repay his Accumulated Employee Contributions plus interest compounded annually at the rate under
Section 411(c) of the Code from the date of withdrawal to the date of repayment, and his Retirement Income benefit shall be computed as if such amounts had not been withdrawn. The time for repayment shall end on the fifth anniversary of a Participant's Reemployment Date. If the Participant does not repay his Accumulated Employee Contributions plus interest, his Retirement Income benefit shall be reduced by the amount of the benefit attributable to the Participant's Accumulated Employee Contributions.

          (c) If, at the time of such termination, the Participant is not eligible for a deferred retirement benefit under the provisions of Section 6.1(a), he shall thereupon cease to be considered a Participant under the Plan, and his Accumulated Employee Contributions, if any, shall be forthwith refunded to him, and when he incurs a Break In Service, he shall forfeit all further rights to all benefits hereunder with respect to his period of employment with the Company then terminating.
          (d) A terminated Participant who is eligible for a deferred retirement benefit under Section 6.1(a) may elect to have benefit payments commence as of the first day of any month following his attainment of age 55 but not later than what would have been his Normal Retirement Date. If payments commence prior to what would have been the terminated Participant's Normal Retirement Date, the benefit shall be reduced as follows:
               (1)  The reduction for the benefit as computed in
                    Section 5.1(a) (Final Average Pay Benefit) and 5.1(b) (Career Average Benefit) shall be
                    0.0055 times the number of months that benefit commencement date precedes Normal Retirement Date.

               (2)  The reduction for the benefit as computed in
                    Section 5.1(c) (Prior Plan Benefit) shall be as specified in the applicable Schedule applicable to the Participant.

The benefit as reduced in Sections 6.1(d)(1) and (2) shall be further reduced as in Section 7.5 (Additional Reduction in Benefits for Spouses of Former Participants) to reflect the time between termination of employment and the date benefit payments commence.

          (e) Subject to section 5.5(b) (Election of Optional Forms) with respect to the election, if any, under Section 5.5(a) (Normal Form of Payment), application for commencement of a deferred retirement benefit shall be filed with the Committee by the terminated Participant prior to the date payments are to commence.
          (f) Payment of Small Benefits. Notwithstanding any other provision of this Section 6, if the commuted value of any benefit payable under this Section 6 to a Participant who has terminated before retirement or other payee shall be $3,500 or less, the commuted value of such benefits shall be paid in one lump sum. For purposes of this Section 6.1(f), such commuted value shall be determined based on the UP-1984 Table and the interest rates specified by the Pension Benefit Guaranty Corporation for the valuation of annuities in pension plans terminated on the first day of the plan year such value is scheduled to be paid.

                         Section Seven

                         DEATH BENEFITS

     7.1 Death Before Eligibility for Early Retirement. The surviving Spouse of either (a) a Participant who dies before termination of employment or retirement and before having attained age 55, but after having completed 5 years of Vesting Service, or
(b) a former Participant entitled to a deferred benefit under
Section 6.1(a) who dies before the commencement of benefit payments, shall be entitled, as the beneficiary of the Participant, to receive a benefit, as specified in Section 7.3, if such spouse survives to the date as of which she elects, under the provisions of Section 7.3, to have payments begin.
     7.2 Death After Eligibility for Early Retirement. The surviving Spouse of either (a) a Participant who dies before termination of employment or retirement but after having attained age 55 and completed 5 years of Vesting Service or after having attained Normal Retirement Age, or (b) a former Participant entitled to a deferred benefit under Section 6.1(a) who dies before the commencement of benefit payments but after having attained age 55, shall be entitled, as the beneficiary of the Participant, to receive a benefit, as specified in Section 7.4, if such spouse survives to the date as of which she elects, under the provisions of Section 7.4, to have payments begin.
     7.3 Amount of Benefit Payable Under section 7.1. The benefit payable to a surviving spouse who becomes eligible therefor under
Section 7.1(a) shall commence, at the surviving spouse's option, as of the first day of any month on or after the date on which the Participant would have attained age 55 had he not died and, subject to the provisions of Section 7.8, shall be equal to 50% of the monthly benefit determined in accordance with the provisions of
Section 6.1(a) (1) (Termination of Employment Before Retirement) that would have been payable to the Participant for his lifetime only had he terminated employment under the provisions of Section
6.1 on the day immediately preceding his death and elected to have his benefits commence in accordance with the provisions of Section 6.1(d) (1) and (2) as of the date chosen by his spouse under the provisions of this Section 7.3. The benefit payable to a surviving spouse who becomes eligible therefor under Section 7.1(b) shall commence, at the surviving spouse's option, as of the first day of any month on or after the date on which the former Participant would have attained age 55 had he not died and, subject to the provisions of Section 7.8, shall be equal to 50% of the monthly benefit to which he was entitled under Section 6.1(a) (1) as if he elected to have his benefits commence in accordance with Section 6.1(d) (1) and (2) as of the date chosen by his spouse under the provisions of this Section 7.3.
     7.4 Amount of Benefit Payable Under section 7.2. The benefit payable to a surviving spouse who becomes eligible therefor under
Section 7.2(a) shall commence, at the surviving spouse's option, as of the first day of any month following the death of the Participant and, subject to the provisions of Section 7.8, shall be equal to 50% of the monthly benefit determined in accordance with the provisions of Section 5.2 (Early Retirement Benefit) that would have been payable to the Participant for his lifetime only had he retired under the provisions of Section 4.2 (Early Retirement) on the day immediately preceding his death and elected to have his benefit payments commence in accordance with the provisions of
Section 5.2(b) as of the date chosen by his spouse under the provisions of this Section 7.4, or, if the Participant dies after his Normal Retirement Age but prior to termination of employment or retirement, such benefit shall be equal to 50% of the monthly benefit determined in accordance with the provisions of Section 5.3 (Late Retirement Benefit) that would have been payable to the Participant for his lifetime only had he retired under the provisions of Section 4.3 (Late Retirement) on the day immediately preceding his death. The benefit payable to a surviving spouse who becomes eligible therefor under Section 7.2(b) shall commence, at the surviving spouse's option, as of the first day of any month following the death of the Participant and, subject to Section 7.8, shall be equal to 50% of the monthly benefit to which he was entitled under Section 6.1(a)(l) (Termination of Employment Before Retirement) as if he elected to have his benefits commence in accordance with Section 6.1(d) (1) and (2) as of the date chosen by his spouse under the provisions of this Section 7.4.
     7.5 Additional Reduction in Benefits for Spouses of Former Participants [DELETED].
     7.6 Death Benefits If Participant Not Married. Upon the death of a Participant before termination of employment or retirement whose surviving Spouse, if any, is not eligible for the benefit provided for in Section 7.1(a) or 7.2(a), no death benefit is payable under this Plan, except that the Participant's Accumulated Employee Contributions, if any, shall be refunded to the deceased - Participant's designated beneficiary.
     7.7 Minimum Death Benefit. In the event that the aggregate retirement benefits paid to a Participant, his Spouse and his designated beneficiary are less than the amount of his Accumulated Employee Contributions, the balance of such amount shall be paid to the estate of the Participant.
     7.8 Spouse's Election of Lump Sum Payment. In lieu of receiving a monthly benefit for her remaining lifetime, the surviving spouse who is entitled to a benefit under Section 7.1 or
Section 7.2 may elect a lump sum payment of the benefits otherwise payable to her under this Section. The lump sum payment amount shall be equal to the commuted value of the benefit, determined under Section 7.3 or Section 7.4, based on the UP-1984 Table and the interest rates specified by the Pension Benefit Guaranty Corporation for the valuation of annuities in pension plans terminated on the first day of the plan year such value is scheduled to be paid.

                          Section Eight

                       FUNDING OF THE PLAN


     8.1 Annual Contributions. The Company intends to make at least the minimum contribution to the Plan for each plan year that is determined by actuarial calculations to be in accordance with requirements of the law applicable to the Plan.
     8.2 Additional Contributions. The Company shall also be authorized to, and may in its sole discretion, make such additional contributions to the Plan as the Company may from time to time deem desirable in order to maintain in whole or in part or to increase the benefits payable from the Plan.
     8.3 Administrative Expenses. The Company also intends to pay the administrative expenses of the Plan and Trust Fund, but in the event the Company does not pay such expenses, they shall be paid from the Trust Fund.

                          Section Nine

                   ADMINISTRATION OF THE PLAN


     9.1 Pension Committee. The Plan shall be administered by a Pension Committee pursuant to the provisions of Section 9.4 (Administration). Such Pension Committee shall be appointed by the Company which shall consist of not less than three nor more than seven persons, and shall be the named fiduciary of the Plan as defined in ERISA. Any officer, director, stockholder or employee of the Company shall be eligible for appointment to the Pension Committee. All members of the Pension Committee shall hold office pursuant to the terms of their designation by the Company.
     9.2 Officers and Agents. The Pension Committee shall appoint a chairman and a secretary from its members. It may appoint such agents and representatives to carry out the administration of the Plan, including a Plan Administrator, as the Pension Committee deems necessary, and such agents and representatives need not be members of the Pension Committee. A majority of the entire Pension Committee shall constitute a quorum and a majority of the members present at the time of a vote, if a quorum is present at such time, shall be an act of the Pension Committee. The members of the Pension Committee shall serve without compensation.
     9.3 Records. All acts and decisions of the Pension Committee shall be duly recorded by the secretary thereof or under his supervision. All records together with such other documents as may be necessary for the administration of this Plan shall be preserved in the custody of the secretary. Any instrument executed by a duly designated member of such Pension Committee shall be conclusive as to all parties dealing with the Plan, and the Trustee shall be fully protected in dealing with any members so designated in writing to it by the said Pension Committee.
     9.4 Administration. The duties and responsibilities for the administration of the Plan shall be held by the following persons and in the following manner:
          (a) The duties and responsibilities of the Company shall be limited to:

               (1) The adoption, modification and termination of the Plan.

               (2)  The appointment of the members of the Pension
                    Committee of the Plan.

               (3)  The selection of, and if desirable, the
                    removal of, the Trustee for the Plan and the periodic review and evaluation at least once each year of the management of the funds of the Plan by the Trustee.

               (4) The selection of such funding policy to be used in the actuarial calculations of the Plan including the selection of rates of interest and service and mortality tables as is appropriate to carry out the objectives of the Plan after consulting with the actuary or actuaries retained by the Company for that purpose.

               (5) The periodic review and evaluation, at least once each year, of the activities of the Pension Committee in order to keep the directors advised of the activities of the Pension Committee and assist the directors in making future appointments of members to the Pension Committee.

         (b)  The duties and responsibilities of the Pension
Committee shall be:

               (1) The administration, interpretation, operation and construction of the Plan.

               (2)  The selection, and if desirable, the
                    termination of legal counsel, auditors and actuaries for the Plan.

               (3) The delegation of such specific duties of the administration and operation of the Plan to a Plan Administrator and such other persons as the Pension Committee deems appropriate or necessary.

               (4) The periodic review and evaluation, at least once each year, of the person or persons to whom specific duties of the administration and operation of the Plan as been delegated.

          (c)  The duties and responsibilities of the Plan
Administrator of the Plan shall be:

               (1) The collection and retention of all of the factual information and data from the Company and the plan participants and beneficiaries necessary for the proper administration of the Plan and as may be requested by the Pension Committee, including application forms, beneficiary designation forms and election forms where appropriate and employees' wages, contributions, enrollment, beneficiaries, dates of employment, levels of compensation and length of service.

               (2) The preparation of and submission of all reports and notices required by law and the various provisions of the Plan.

               (3)  The communication of all appropriate
                    information to the participants and
                    beneficiaries of requirements for estimated benefit calculations.

    9.5 Disqualification of Member. A member of the Pension Committee shall not vote upon any question or upon the exercise of any right or option under the plan relating specifically to himself or his beneficiaries.
     9.6 Liability of Members; Indemnification. Each member of the Pension Committee shall be liable only for his own willful misconduct. Each person who is or has been a member of the Pension Committee shall be indemnified by the Company against expenses (including amounts paid in settlement with approval of the Company) reasonably incurred by him in connection with any motion, suit or proceeding to which he may be a party or with which he shall be threatened by reason of his being, or having been, a member of the Pension Committee, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for his own willful misconduct in the performance of his duty as such member of the Pension Committee.
     9.7 Notices. All communications and notices to the Pension Committee shall be deemed to be delivered to the Pension Committee upon their delivery to the chairman of the Pension Committee at the address of the Company. All communications and notices to the Participants or beneficiaries shall be delivered in the manner required by ERISA, the Code, or any of the Regulations or Rulings published under any applicable federal or state law.
     9.8 Claims and Appeal Procedure. All claims for benefits under the Plan shall be submitted to the Pension Committee. If the Pension Committee determines that any individual who has claimed a

Appeal Procedure right to receive benefits under the Plan is not entitled to receive all or any part of the benefits claimed, the Pension Committee shall inform the claimant by certified mail of its determination and the reasons for such determination with specific references to the pertinent Plan provisions and with the description of the appeal procedures set forth below. The claimant may, within sixty (60) days thereafter, submit to the Pension Committee by certified or registered mail, such further information as will, in the claimant's opinion, establish his right to such benefits. If, upon receipt of this further information, the Pension Committee determines that the claimant is not entitled to the benefits claimed, it may afford the claimant or his representative the reasonable opportunity to appear personally before it, to submit issues and comments in writing, and review pertinent documents. The Pension Committee shall render its final decision with the specific reasons therefor in writing and shall transmit it to the claimant by certified mail within sixty (60) days of any such final consideration.

                           Section Ten

               AMENDMENT, MERGER, AND TERMINATION


     10.1 Amendment. The Company hopes and expects to continue the Plan in effect but assumes no contractual obligation as to the continuance of this Plan and shall have the right for any reason to amend the Plan, in whole or in part, at any time or from time to time or to reduce or suspend payments to be made under the Plan or to terminate the Plan, provided any such action shall be made in accordance with the law. Except to the extent required to permit the Plan to meet the requirements of the Code, ERISA, or the requirements of governmental authority, no such action by the Company shall affect adversely in any way any rights theretofore acquired under the Plan by Participants.
     10.2 Merger of Plans. In the case of any merger or consolidation of this Plan and/or the Trust Fund with, or transfer of the assets or liabilities of the Plan and/or Trust Fund to, any other plan at any time after September 2, 1974, the terms of such merger, consolidation, or transfer shall be such that each Participant would receive (in the event of termination of this Plan or its successor immediately thereafter) a benefit which is no less than he would have received in the event of termination of this Plan immediately before such merger, consolidation, or transfer.
     10.3 Termination of the Plan. In the event of termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such termination or partial termination to the extent then funded or guaranteed by the

Pension Benefit Guaranty Corporation, shall be nonforfeitable, and upon the occurrence of such event, the assets of the Trust Fund shall be allocated among the Participants and their beneficiaries in accordance with the law, but not beyond the value of their accrued benefits.
     10.4 Return of Contributions of the Company.
          (a) Notwithstanding Section 11.5 (Company to Have No Interest in the Plan Assets), in the case of an excess contribution made by reason of:

               (1)  a good faith mistake of fact, or

               (2)  a good faith mistake in determining the
                    deductibility of a contribution, resulting in a disallowance of a deduction,

the excess contribution, as determined in Section 10.4(b), may be returned to the Company within one year after the date of payment, or in the case of a disallowed contribution, the date of disallowance.
          (b) The amount of the excess contribution for purposes of Section 10.4(a) shall be lesser of:

               (1) the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction, or

               (2) the amount determined in (1) above, less any losses attributable thereto.

          (c) After the allocation of the Trust Fund as provided under Section 10.3 (Termination of the Plan) and after satisfaction of all fixed and contingent liabilities under the Plan, any part of the Trust Fund remaining shall revert to the Company.

                         Section Eleven

                          MISCELLANEOUS

     11.1 Rights Determined by the Terms of this Plan. The Plan hereby created is purely voluntary on the part of the Company. The Trust Fund shall be the sole source of all pensions or other benefits provided under this Plan and under no circumstances shall the Company be liable or responsible therefor.
          Neither the establishment of this Plan nor any provision of this Plan shall give a Participant the right to be retained in the services of the Company, and all Participants shall remain subject to be discharged to the same extent as if this Plan had never been executed.
     11.2 Restrictions on Alienation. To the extent permitted by law, none of the benefits, payments or proceeds of any contract arising out of or by virtue of this Plan shall be subject to any claim of, or any legal process by, a creditor of a Participant or any beneficiary, and neither the Participant nor any beneficiary shall have any right to anticipate, alienate, encumber or assign any of the benefits or payments or proceeds or avails of any contracts, or any benefits arising out of or by virtue of this Plan other than pursuant to a Qualified Domestic Relations Order pursuant to Section 414(p) of the Code.
     11.3 Headings and Gender for Convenience Only. The headings and subheadings in this Plan are reserved for convenience and reference only and are not to be used construing this Plan or any provision thereof. The masculine pronoun wherever used shall include the feminine pronoun and the single shall include the plural unless the context clearly indicates otherwise.
     11.4 Applicable Laws. This Plan and every provision thereof shall be construed and its validity determined in accordance with the law of the State of New York and any applicable federal laws.
     11.5 Company to Have No Interest in the Plan Assets. No part of the Plan assets shall under any circumstances be paid to or for the use of the Company or returned to the Company except in the case of actuarial error, and then only upon the termination of the Plan.

                         Section Twelve

                   TOP-HEAVY PLAN REQUIREMENTS

     12.1 Additional Requirements.
          (a) The additional requirements under this Section Twelve will be applicable in a Plan Year of this Plan beginning on or after January 1, 1984, if, as of the determination date of this Plan for such Plan Year, the ratio of the value of benefits for key employees to the value of benefits for all employees is more than .60.
          (b) In determining the present value of accrued benefits for key employees or for all employees under a defined benefit plan of the Company, the present value will be determined as of the valuation date for such plan falling within the 12 month period - ending on the determination date for such plan. For purposes of this Section Twelve, in determining the present value of the accrued benefit of any employee under a plan or the amount of the account of any employee under a plan, such present value or amount shall be increased by the aggregate distributions with respect to such Employee under the plan during the five-year period ending on the determination date. The actuarial assumptions used in deter-mining such present values shall be the same as those used by this Plan for purposes of the minimum funding standards under Code section 412, except that no assumption as to future withdrawal or future salary increases shall be used.

     12.2 Additional Vesting Requirements.
          If the additional requirements under this section Twelve are applicable, as provided in Section 12.1, notwithstanding any other provision of this Plan, a Participant who terminates employment for any reason other than death or retirement or transfer under the Plan shall have a nonforfeitable right to the percentage of the benefit accrued under this Plan derived from the Company's contribution that is set forth in the following table:

                 Year of           Percentage of
                 Service              Benefit

                    2                   20
                    3                   40
                    4                   60
                    5 or more           100


     12.3 Minimum Benefits. If the additional requirements under this Section Twelve are applicable, as provided in Section 12.1, the benefits of a Participant who is otherwise eligible for benefits of this Plan and who is not a key employee shall not be less than the Participant's minimum benefit. Such minimum benefit shall be the equivalent of a single life annuity commencing at age 65 determined by multiplying such Participant's minimum benefit compensation by the lesser of (a) two percent times the Participant's Vesting Service after December 31, 1983 during each Plan Year in which additional requirements of this Section Twelve apply, or (b) 20 percent.
     12.4 Compensation Taken Into Account. In any Plan Year to which this Section Twelve applies, not more than $200,000 of the annual compensation of any Employee under this Plan shall be taken into account for any purpose. Such amount shall be adjusted for increases in the cost of living in accordance with guidelines published by the Department of the Treasury under Code section 416(d) (2).
     12.5 Additional Limitations on Contributions and Benefits. If the additional requirements under this Section Twelve are applicable, as provided in Section 12.1, then, notwithstanding any other provision of this Plan, the maximum dollar limit considered in the denominator of the fractions described in Section 415(e) of the Code shall be multiplied by 1.0, rather than 1.25; provided, however, that if the minimum benefit of Section 12.3 is adjusted for any Plan Year in which the additional requirements of this Section Twelve apply, by substituting 'three percent' for 'two percent' and '30 percent' for '20 percent', then the maximum dollar limit considered in the denominator of the fractions described in
Section 415(e) of the Code for such year shall be multiplied by 1.25.
     12.6 Definitions. For purposes of this Section Twelve, the following definitions and rules of interpretation shall apply:
     (a) 'determination date' for a given plan year shall mean the last day of the plan year preceding such plan year, or in the case of the first plan year of a plan, the last day of such plan year.
     (b) 'key employee' shall mean a Participant or former Participant who is, at any time during the current Plan Year, or has been during any of the four preceding Plan Years:

          (1) an officer of the Company whose annual compensation (as defined in Section 5.6(b) (6)) exceeds 150% of the dollar amount specified in Code section 415(c)
               (1) (A), as adjusted;

          (2) one of the 10 employees of the Company owning the largest interests in the Company and whose annual compensation (as defined in Section 5.6(b) (6)) exceeds the dollar amount specified in Code section 415(c) (1) (A), as adjusted;

          (3)  a five percent owner of the Company; or

          (4) a one percent owner of the Company having annual compensation (as defined in Section 5.6(b) (6)) of more than $150,000. For purpose of this definition, no more than the lesser of (A) 50 employees or (B) the greater of 10 percent of employees or three such employees shall be treated as officers.

          (c) 'value of benefits for key employees' shall mean the sum of (1) the present value of accrued benefits for key employees under this Plan, and, if applicable, (2) if key employees participate in one or more other plans of the Company that qualify under Code section 401(a), the sum of the present value of the accrued benefits for key employees under each such plan that is a defined benefit plan and the aggregate of accounts for key employees under each such plan that is a defined contribution plan, and, if applicable, (3) if the Company maintains one or more other plans that qualify under Code section 401(a) which enable a plan in which a key employee participates to meet the requirements of Code section 401(a) (4) or 410, the sum of the present value of the accrued benefits for key employees under each such plan that is a defined benefit plan and the aggregate of accounts for key employees under each such plan that is a defined contribution plan. For purposes of (2) and (3) in the preceding sentence, the present value of the accrued benefits and the aggregate of accounts for key employees are considered separately for each plan as of the determination date for such plan falling within the same calendar year as the determination date for this Plan. For purposes of this
Section 12.6(c), the value of benefits of any key employee who has not received compensation from the Company during the current Plan Year or any of the four preceding Plan Years will not be taken into account.
          (d) 'value of benefits for all employees' for a given Plan Year of the Plan shall mean the sum of (l) the present value of accrued benefits for all employees under this Plan, and, if applicable, (2) if key employees participate in one or more other plans of the Company that qualify under Code section 401(a), the sum of the present value of the accrued benefits for all employees under each such plan that is a defined benefit plan and the aggregate of accounts for all employees under each such-plan that is a defined contribution plan, and, if applicable, (3) if the Company maintains one or more other plans that qualify under Code section 401(a) which enable a plan in which a key employee participates to meet the requirements of Code section 401(a) (4) or 410, the sum of the present value of accrued benefits for all employees under each such plan that is a defined benefit plan and the aggregate of accounts for all employees under each such plan that is a defined contribution plan. For purposes of (2) and (3) in the preceding sentence, the present value of the accrued benefits for all employees and the aggregate of accounts for all employees are considered separately for each plan as of the determination date for such plan falling within the same calendar year as the determination date for this Plan. For purposes of this
Section 12.6(d), (1) the value of benefits for any employee who is not a key employee as of the current Plan Year but was a key employee as of a prior Plan Year will not be taken into account; and (2) the value of benefits of any employee who has not received compensation from the Company during the current Plan Year or any of the four preceding Plan Years will not be taken into account.
          (e) 'minimum benefit compensation' shall mean the Participant's average compensation for the five consecutive years of Vesting Service for which the Participant's annual compensation (as defined in Section 5.6(b) (6)) was highest. If the Participant's number of such consecutive years of Vesting Service is less than five, the Participant's minimum benefit compensation shall be based on the Participant's consecutive years of Vesting Service. For purposes of this section 12.6(e), years of Vesting Service shall be considered only if such years were (1) completed after December 31, 1983 and (2) begun during a Plan Year to which this Section Twelve applies.

                                          A.1.  Covered Employees

                           SCHEDULE A

                       CURTICE BURNS FOODS

                 MASTER SALARIED RETIREMENT PLAN



A.1. Covered Employees. The provisions of Schedule A shall apply in determining the amount of benefits under the Career Average Benefit formula set forth in Section 5.1(b) for the period between an Employee's Employment Commencement Date, or Acquisition Date if later, and December 31, 1987.
A.2. Benefit computations.
     (a)  Pension benefit for service prior to April 1, 1976:
          (1) The Retirement Income for service prior to April 1, 1976, shall be determined as the number of Units credited under (2) below multiplied by $1.13 subject to the minimum income provided in (3) below.

          (2) Each Participant shall be credited with a number of Units of Retirement Income equal to the annual amount of Fixed Retirement Pension credited to him under the Old Plan for service prior to June 2, 1962 or under Aetna Life Insurance Company Group Annuity Contract GA-598. Each Participant shall also be credited with a number of Units of Retirement Income equal to the Fixed Retirement Income credited to him for his years of Participating Prior Service divided by $1.20. For each Plan Year commencing after March 31, 1971 and prior to April 1, 1976, each Participant shall be credited with an additional number of Units of Retirement Income equal to the amount of Fixed Retirement Income credited to him for such Plan Year divided by the value of one Unit at the end of such Plan Year.

          (3) Each Participant shall be credited with an annual amount of Fixed Retirement Income equal to the annual amount of Fixed Retirement Pension credited to him under the Old Plan for service prior to June 2, 1962 or under Aetna Life Insurance Company Group

               Annuity Contract GA-598. Each Participant shall also be credited with an amount of Fixed Retirement Income equal to 1.35% of the part of his Past Compensation which is not in excess of $4,800 plus 2% of the part of such compensation in excess of $4,800, all multiplied by his Participating Prior Service. For each Plan Year commencing after March 31, 1971 and prior to April 1, 1976, each Participant shall be credited with an additional amount of Fixed Retirement Income depending on the amount of the Participant's employee contributions made in accordance with the plan's contribution requirements as they existed prior to April 1, 1976. If the Participant's employee contributions are less than $156, the amount is 75% of the contributions. If the Participant's employee contributions are more than $156, the amount is 62.5% of the contributions plus $19.50.

     (b) Pension benefit for service on or after April 1, 1976 through March 31, 1987: Beginning on or after April 1, 1976, the Retirement Income credited to each Participant shall be the amount determined as follows: For each twelve consecutive month period beginning on April 1, 1976, the Retirement Income accredited to such Participant shall be 1.60% of Compensation (received during the calendar year ending on the December 31 preceding the April 1 at the beginning of the twelve-month period) up to the Current Social Security Taxable Wage Base (as in effect for the calendar year ending on the December 31 preceding the April 1 at the beginning of the twelve-month period) plus 2.45% of such Compensation in excess of such Current Social Security Taxable Wage Base.
     (c) Pension Benefit for the Period From April 1, 1987 through December 31, 1987. The sum of (1) and (2), multiplied by 0.75; (1) 1.60% of a Participant's Compensation for calendar year 1987 up to the Current Social Security Taxable Wage Base for calendar year

                                 A.2(d) Additional Benefit Accrual

1987, (2) 2.45% of the excess of such Compensation for calendar year 1987 over the current Social Security Taxable Wage Base for calendar year 1987.
     (d) Additional Benefit Accrual: Any Participant who retires after June 30, 1982 who was prevented from becoming a Participant prior to April 1, 1976 either because of the Plan's then effective three year waiting period or because he or she declined to contribute to the Plan, shall be credited with up to two additional years of benefit accrual. Each such year of benefit accrual shall be equal to 65 percent of the amount of benefit accrued by the Participant in his first full year of participation. The number of additional years of benefit credit shall be determined by recalculating the Participant's eligibility date as if he had been eligible to become a Participant one year after employment. If such recalculation adds two or more years of eligibility, then such Participant shall be credited with two additional years of benefit accrual. If such recalculation results in less than two years of additional eligibility, then the additional years of benefit accrual shall be equal to the additional years of eligibility.
     (e) Minimum Benefit for Participants Retiring by March 31, 1976: Notwithstanding the above, the Retirement Income for Participants retired on or before March 31, 1976, shall not be less than the product of the number of Units credited to the Participant as of March 31, 1976 and $1.32.

                                 A.2(f) Definitions

     (f) Definitions. The following definitions apply for purposes of this Section A.2.:
          (1) 'Participating Prior Service' means the number of plan years from June 2, 1962 to April 1, 1971 during which the Employee was a Participant in the Curtice-Burns Employees' Pension Plan.

          (2) 'Past Compensation' means the annual basic rate of pay as of April 1, 1971, excluding any pay for overtime, bonus or any other special remuneration but may not exceed the average annual amount of compensation received during the five consecutive years of Vesting Service during which such average was the highest.

          (3) 'Old Plan' means the Curtice-Burns, Inc. Employees' Pension Plan, effective as of June 2, 1962 and as amended.

                                         B.1.  Covered Employees

                           SCHEDULE B

                       CURTICE BURNS FOODS

                 MASTER SALARIED RETIREMENT PLAN


                         Covered Unit B



B.1. Covered Employees. The following groups of Employees have been designated as included in Covered Unit B:
     (a)  National Oats, Inc.
          (i) All salaried employees of National Oats, Inc. who were participants in the Retirement Plan for the Salaried Employees of National Oats, Inc. as of March 31, 1980.

          (ii) The Acquisition Date for purposes of Section
               B.1(a)(i) is April 1, 1980.

     (b)  Blevins Popcorn Company.

               (i)  All salaried employees of Blevins Popcorn
                    Company who were employed on the Acquisition
                    Date.

               (ii) The Acquisition Date for purposes of Section
                    B.1(b)(i) is October 31, 1986.

B.2. Prior Vesting Service. Employees included in Covered Unit B on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with National Oats, Inc. or Blevins Popcorn Company, respectively.

                            B.3. Entitlement to Prior Plan Benefits
B.3.Entitlement to Prior Plan Benefits.
     (a) Covered Employees of National Oats. The Prior Plan Benefit, as set forth in Section B.7., is the annual accrued benefit, payable in the form of a straight life annuity as of Normal Retirement Date, determined as of March 31, 1980, under the Retirement Plan for Salaried Employees of National Oats, Inc.
     (b) Covered Employees of Blevins Popcorn Company. No Prior Plan Benefit is payable with respect to these Employees.
B.4. Early Retirement. In computing the Prior Plan Benefit of a Participant who has elected early payment of his early retirement benefit in accordance with Section 5.2 (Early Retirement Benefit), the Prior Plan Benefit shown in Section B.7. shall be reduced by five-twelfths of one percent (5/12%) for each full month by which the Participant's benefit commencement date precedes age 60. In computing the Prior Plan Benefit of a former Participant who has elected early payment of his early retirement benefit in accordance with Section 6.1 (Termination of Employment Before Retirement), the Prior Plan Benefit shown in Section B.7. shall be reduced by five-twelfths of one percent (5/12%) for each full month by which the former Participant's benefit commencement date precedes age 65.
B.5. Normal Form of Payment. The Normal Form of payment of the Prior Plan Benefit determined under this Schedule B shall be as follows:

                                     B.6. Actuarial Factors

     (a) Married Participants on Benefit Commencement Date. A benefit reduced as determined in Section B.6. for the Participant's life and after his death 50% of the reduced benefit to his spouse for her remaining life.
     (b) Unmarried Participants on Benefit Commencement Date. A benefit reduced as determined in section B.6. for the Participant's life but with 60 payments guaranteed.
     (c) Optional Forms. A Participant may elect to receive payment of his Prior Plan Benefit in an actuarially equivalent form, as determined in Section B.6., provided the requirements of Sections 5.5(b) (Election of Optional Forms) and 5.5(f) (Changes in Election) are met. The optional forms available are:
          (1) Reduced benefit for the Participant's life and upon his death 50%, 75%, or 100% of the reduced benefit to his spouse for her remaining life;
          (2) Reduced benefit for the Participant's life but with 120 payments guaranteed.
          (3) A level income benefit determined under the procedures of the Level Income Option described in
               Section 5.5(c).
B.6. Actuarial Factors.
     (a) Joint and Survivor Option. Joint and Survivor Factors to convert a life annuity to an equivalent joint and survivor annuity shall be determined by the following formulas:

                                     B.6. Actuarial Factors

          (1)  100% Continuation:  75% plus 1% for each year the
                                   joint annuitant is older than
                                   the Participant or minus 1% for
                                   each year the joint annuitant
                                   is younger than the
                                   Participant.

          (2)  75% Continuation:   80% plus 3/4% for each year the
                                   joint annuitant is older than
                                   the Participant or minus 3/4%
                                   for each year the joint
                                   annuitant is younger than the
                                   Participant.

          (3)  50% Continuation:   86% plus 1/2% for each year the
                (Normal or Early   joint annuitant is older than
                Retirement)        the Participant or minus 1/2%
                                   for each year the joint
                                   annuitant is younger than the
                                   Participant.

          (4)  50% Continuation:   60% plus 3/4% for each year the
                (Disability)       joint annuitant is older than
                                   the Participant or minus 3/4%
                                   for each year the joint
                                   annuitant is younger than the
                                   Participant.

          (5)  The factor determined above in section 6(a) (1),
               (2),or (3) shall be increased by adding .6% for each year the Participant is under age 65.

          (6) The factor determined above in Section 6(a) (4) shall be increased by adding .6% for each year the Participant is over age 50.

     (c) Period Certain and Life Option Factors. Period Certain and Life Factors to convert a life annuity to an equivalent period certain and life annuity shall be determined from the following table:

                                     B.7. Prior Plan Benefit

                                    Period Certain
          Age                          10 Year
          55                            .975
          56                            .972
          57                            .968
          58                            .965
          59                            .962
          60                            .957
          61                            .952
          62                            .947
          63                            .940
          64                            .933
          65                            .925
          66                            .916
          67                            .906
          68                            .895
          69                            .883
          70                            .872

          The reciprocals of these factors shall be used to convert a period certain and life annuity to an equivalent life annuity.
     (d) In General. For the purpose of this Section B.6. 'Age' shall mean age on the birthday nearest to the date of retirement or death and no interpolation shall be made from the factors in the tables. All factors determined under this Section B.6. shall be rounded to three decimal places. Any factors not included in this Section B.6. shall be determined by using the 1971 Towers, Perrin, Foster & Crosby Forecast Mortality Table and an interest rate of 7.5%.
B.7. Prior Plan Benefit.  The following Employees in Covered Unit
B are entitled to receive a Prior Plan Benefit under this Schedule
B.

                                     B.7. Prior Plan Benefit

                                       Prior Plan
                    Name                 Benefit
               Albaugh, M.             $  686.00
               Ames, G.                14,997.99
               Arnold, H.               2,520.37
               Balk, W.                 1,754.02
               Bittinger                4,155.07
               Boeckman, R.             3,382.61
               Brennan, D.                127.77
               Bryant, D.                 547.70
               Busha, G.                  453.75
               Campbell, J.             2,451.10
               Caruthers, T.               67.87
               Clemmens, G.             3,256.06
               Colleran, J.               298.12
               Crowe, L.                2,068.62
               Drennan, W.              3,517.05
               Feil, J.                   212.84
               Forberg, B.                876.48
               Garrett, P.                279.32
               Gordon, R.               1,201.57
               Grzeskowiak              1,420.30
               Halliburton              2,515.58
               Hamilton, M.               451.62

                                     B.7. Prior Plan Benefit

                                       Prior Plan
               Name                      Benefit
               Hand, J.                 2,935.77
               Hughes, D.               7,377.68
               Kelly, J.                1,097.18
               Linderkamp                 367.93
               Lubenkov, J.               963.98
               MadIon, C.               1,199.26
               Martin, J.               2,665.66
               Mayne, C.                2,466.08
               Mullin, W.               2,850.28
               Musker, W.               3,596.59
               Opatrny, C.              1,120.38
               Peters, G.                 312.50
               Plantz, J.                 331.52
               Pratt, B.                   61.25
               Ranard, S.                 280.83
               Regan, J.                3,115.63
               Rudin, E.                2,493.97
               Ruedy, G.                4,700.16
               Rummel, G.               1,708.90
               Sabin, E.                  787.96
               Scanlan, D.              4,390.90
               Schwartzko                 778.92
               Seibert, S.              2,937.24
               Sheets, C.               2,356.42
               Shore, L.                1,516.10
               Simmons, R.                456.32
               Smedley                  9,145.65
               Smith, R.                1,134.59
               Struve, M.                 665.17
               Sweet, S.                  617.91
               Terbovic, R.               481.87
               Vermeersch              11,566.39

                                     B.7. Prior Plan Benefit

                                       Prior Plan
               Name                      Benefit
               Wilcox, R.                 600.01
               Williams, R.             2,646.25
               Wilson, W.               4,295.08
               Wise, L.                 4,556.12
               Zachar, K.               2,876.60
               Ziesmer, C.              6,100.65
               Bugg, C.                 2,192.76
               Bynum, F.                  903.12
               Clay, J.                   736.10
               Counts, D.               2,058.66
               Garwood                  2,764.87
               Hare, C.                 2,248.10
               Hartman, M.              1,353.50
               Jatres, P.               1,209.75
               Kacher, D.               1,938.05
               Kruep, M.                1,131.69
               Lockhart, T.             3,438.39
               Martin, L.               3,491.45
               McCormic, B.             3,139.58
               Miller, F.                 870.37
               Sampson, N.                635.91
               Schwab                     794.00
               Smith, J.                1,424.92
               Smith, W.                2,686.31
               Steele, L.               1,162.14
               Swope, B.                2,307.16
               White, W.                3,946.57

                                B.8. Disability Retirement
B.8.Disability Retirement.

     (a) With respect to any Participant described in Section B.1(a) (i) above, 'Disability' means a physical or mental condition which entitles a Participant to disability insurance benefits under Title Il of the Federal Social Security Act, as determined by the Social Security Administration or a court of proper jurisdiction.

     (b) If a Participant incurs a Disability as described in Section B.8(a) before his Normal Retirement Age, he shall continue as a Participant and an Employee until the earlier of the first payment of benefits to him or his Normal Retirement Age. If he continues to be disabled until his Normal Retirement Age, payment of his benefit shall begin on his Normal Retirement Date. He may, however, elect to receive payment of his benefit at any time after age 55.

                                     C.1. Covered Employees
                           SCHEDULE C
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit C

C.1. Covered Employees. The following groups of Employees have been designated as included in Covered Unit C:
     (a)  Nalley's Fine Foods.
          (i)  All salaried (exempt) employees of Nalley's Fine
               Foods who were participants in Nalley's Retirement
               Plan I as of March 31, 1977.

          (ii) The Acquisition Date for purposes of Section
               C.1(a)(i) is April 1, 1977.

     (b)  Adams Food Division.

               (i) All salaried employees of Adams Food Division of International Multi foods Corporation who were employed on the Acquisition Date.

               (ii) The Acquisition Date for purposes of Section
                    C.1(b)(i) is December 19, 1986.

     (c)  Farman Brothers Pickle Company.

               (i)  All salaried employees of Farman Brothers
                    Pickle Company who were employed on the
                    Acquisition Date.

               (ii) The Acquisition Date for purposes of Section
                    C.1(c)(i) is July 1, 1987.

C.2. Prior Vesting Service. Employees included in Covered Unit C on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Nalley's Fine Foods, Adams Food Division, or Farman Brothers Pickle Company, respectively.
C.3. Entitlement to Prior Plan Benefits.
     (a) Covered Employees of Nalley's Fine Foods. The Prior Plan Benefit, as set forth in Section C.7. is the annual accrued benefit, payable in the form of a straight life annuity as of Normal Retirement Date, determined as of March 31, 1977, under Nalley's Retirement Plan I.
     (b) Covered Employees of Adams Food Division. No Prior Plan Benefit is payable with respect to these Employees.
     (c) Covered Employees of Farman Brothers Pickle Company. No Prior Plan Benefit is payable with respect to these Employees.
C.4. Early Retirement. In computing the Prior Plan Benefit of a Participant or a former Participant who has elected early payment of his early retirement benefit in accordance with Section 5.2 (Early Retirement Benefit) or Section 6.1 (Termination of Employment Before Retirement), the Prior Plan Benefit shown in Section C.7. shall be reduced by .005 for each full month by which the Participant's benefit commencement date precedes age 65.
C.5. Normal Form of Payment. The Normal Form of payment of the Prior Plan Benefit determined under this Schedule C shall be as follows:
     (a) Married Participants on Benefit Commencement Date. A benefit reduced as determined in Section C.6. for the Participant's life and after his death 50% of the reduced benefit to his spouse for her remaining life.

                                     C.6. Actuarial Factors


     (b) Unmarried Participants on Benefit Commencement Date. A benefit for the Participant's life.
     (c) Optional Forms. A Participant may elect to receive payment of his Prior Plan Benefit in an actuarially equivalent form, as determined in Section C.6., provided the requirements of Sections 5.5(b) (Election of Optional Forms) and 5.5(f) (Changes in Election) are met. The optional forms available are:
          (1) Reduced benefit for the Participant's life and upon his death 50% or 100% of the reduced benefit to his spouse for her remaining life;

          (2) Reduced benefit for the Participant's life but with 120 payments guaranteed.

          (3) A level income benefit determined under the procedures of the Level Income Option described in
               Section 5.5(c).

          (4)  A benefit for the Participant's life.

C.6. Actuarial Factors. Actuarially equivalent benefit amounts shall be determined based on the 1971 Group Annuity Mortality Table and an interest rate of 6.5%.
C.7. Prior Plan Benefit.  The following Employees in Covered Unit
C are entitled to receive a Prior Plan Benefit under this schedule
C.

                                        Prior Plan
               Name                     Benefit
               Anderson, D.            $1,908.72
               Batey, D.                  248.04
               Brewer, R.               6,108.24
               Bright, D.               3,419.64

                                     C.7. Prior Plan Benefit

                                        Prior Plan
               Name                     Benefit
               Carlsen, R.              3,110.76
               Carnell, S.                228.84
               Derosa, R.               3,261.84
               Galka, J.                  705.00
               Jackson, R.              1,524.12
               Kuper, F.R.                995.04
               Landwehr, P.               491.28
               Maxfield, B.             1,488.24
               NcColley, M.             2,724.36
               McDonald, D.             9,079.20
               McEntee, J.R.            3,618.72
               Mooney, D.               3,364.32
               Myers, D.                1,505.64
               Nylund, G.               1,278.36
               Oliver, D.               5,857.92
               Paronteau, G.            2,489.52
               Reid, Graemf             3,627.72
               Roof, D.                 1,172.28
               Sackman, W.              3,154.32
               Stwestrom, R.            2,878.32
               Sullins, R.              3,685.44
               Swanson, R.                342.48
               Tallariti, J.            3,476.40
               Thomas, H.               2,951.76
               Vandenberg, M.           1,250.16
               Wise, L.                 3,936.24
               Atchison W.              5,356.32
               Baldwin                    125.40
               Elvron, A.               1,721.88
               Faker, H.L.              2,819.04

                                     C.7. Prior Plan Benefit

                                        Prior Plan
               Name                     Benefit
               Johnson, R.E.            3,798.24
               Neikle, B.                 953.88
               Swier, O.                4,599.00

                                     D.1.  Covered Employees
                           SCHEDULE D
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit D

D.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit D:
     (a)  Colonial Provision Company, Inc.
          (i)  All salaried employees of Colonial Provision
               Company, Inc. who were participants in Colonial
               Provision Company, Inc. Salaried Employees'
               Retirement Plan as of November 30, 1983.

          (ii) The Acquisition Date for purposes of Section
               D.1(a)(i) is December 1, 1983.

D.2. Prior vesting service. Employees included in Covered Unit D on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Colonial Provision Company, Inc.
D.3. Entitlement to Prior Plan Benefits.
     (a) Covered Employees of Colonial Provision Company. The Prior Plan Benefit, as set forth in Section D.7., is the annual accrued benefit, payable in the form of a straight life annuity as of Normal Retirement Date, determined as of November 30, 1983, under the Colonial Provision, Inc. Salaried Employees' Retirement Plan.
D.4. Early Retirement. In computing the Prior Plan Benefit of a Participant or a former Participant who has elected early payment of his early retirement benefit in accordance with Section 5.2

                                     D.5. Normal Form of Payment

(Early Retirement Benefit) or Section 6.1 (Termination of Employment Before Retirement), the Prior Plan Benefit shown in Section D.7. shall be reduced by 5/9 of 1% for each full month by which the former Participant's benefit commencement date precedes age 65.
D.5. Normal Form of Payment. The Normal Form of payment of the Prior Plan Benefit determined under this Schedule D shall be as follows:
     (a) Married Participants on Benefit Commencement Date. A benefit reduced as determined in Section D.6. for the Participant's life and after his death 50% of the reduced benefit to his spouse for her remaining life.
     (b) Unmarried Participants on Benefit Commencement Date. A benefit for the Participant's life.
     (c) Optional Forms. A Participant may elect to receive payment of his Prior Plan Benefit in an actuarially equivalent form, as determined in Section D.6., provided the requirements of Sections 5.5(b) (Election of Optional Forms) and 5.5(f) (Changes in Election) are met. The optional forms available are:
          (1) Reduced benefit for the Participant's life and upon his death 50%, 66-2/3%, or 100% of the reduced benefit to his spouse for her remaining life;

          (2) Reduced benefit for the Participant's life but with guaranteed payments for a period not to exceed the Participant's life expectancy.

                                     D.6. Actuarial Factors


          (3) Reduced benefit for a period certain not longer than the life expectancy of the Participant and his designated beneficiary.

D.6. Actuarial Factors. Actuarially equivalent benefit amounts shall be determined based on the 1971 Group Annuity Mortality Table and an interest rate of 8%.
D.7. Prior Plan Benefit.  The following Employees in Covered Unit
D are entitled to receive a Prior Plan Benefit under this Schedule
D.

                                        Prior Plan
                    Name                Benefit
               Robert F. Bertoncini     $  27.84
               Theodore W. Brookner     2,063.40
               Ronald E. Brousseau      1,004.04
               Donald H. Brown          1,486.20
               Samuel N. Bryant         2,040.12
               Peter A. Calabraro, Jr.     43.68
               John J. Cosgrave           319.32
               Robert A. Degurski         798.00
               Sidney A. Feldman        2,538.84
               Arthur Gurney            1,102.08
               William K. Hackett         953.16
               Robert M. Heffernan        473.16
               Thomas F. Hogan          1,183.68
               Ralph King                 618.84
               Sumner I. Kruskall       1,723.20
               Samuel S. Levy           1,423.56
               Flagg D. Maloney         2,715.72
               Peter K. McDonald        1,176.60
               Eileen McGrady               2.04

                                     D.7. Prior Plan Benefit

                                        Prior Plan
                    Name                Benefit
               Austin R. Overturf       1,176.60
               Norman J. Pare           4,589.52
               Henry P. Potvin          1,593.00
               Joseph Ruffo             1,101.84
               Donald S. Satter         2,912.52
               Joel Satter             10,683.00
               James H. Sheehan             1.80
               David H. Shore           2,032.68
               Edmond Stmichel          2,325.00
               Jack W. Sullivan         4,036.56
               Lorimer J. Trafton       1,442.40
               Rudolph A. Tropeano        747.96
               Oscar Valcourt             458.04
               Harry Wentzell             350.04

                                     E.1.  Covered Employees

                           SCHEDULE E
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit E

E.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit E:
     (a)  Michigan Fruit Canners.
          (i) All salaried employees of Michigan Fruit Canners who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               E.1(a)(i) is January 1, 1974.

     (b)  Wilderness Foods.

          (i)  All salaried employees of Wilderness Foods,
               Naturally Good Foods, and Cerise Foods Divisions of Cherry Central Cooperative, Inc., who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               E.1(b)(i) is October 31, 1986.

E.2. Prior Vesting Service. Employees included in Covered Unit E on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Michigan Fruit Canners or Wilderness Foods, respectively.

                                     F.1.  Covered Employees

                           SCHEDULE F
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit F

F.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit F:
     (a)  Snyder's Potato Chips Division.
          (i)  All salaried employees of Snyder's Potato Chips
               Division who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               F.1(a)(i) is April 1, 1972.

     (b)  Snack Enterprises.

          (i) All salaried employees of Snack Enterprises who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               F.1(b)(i) is October 1, 1976.

F.2. Prior Vesting Service. Employees included in Covered Unit F on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Snyder's Potato Chips Division or Snack Enterprises, respectively.

                                         G.1.  Covered Employees

                           SCHEDULE G
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit G

G.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit G:

     (a)  Comstock Foods Division.
          (i) All salaried employees of Comstock Foods Division who were employed on the Acquisition Date.

          (ii) Acquisition Date for purposes of section G.1(a)(i) is May 9, 1977.

     (b)  AMI Foods.

          (i) All salaried employees of AMI Foods who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               G.1(b)(i) is July 1, 1983.

G.2. Prior Vesting Service. Employees included in Covered Unit G on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Comstock Foods Division or AMI Foods, respectively.

G.3. Entitlement to Prior Plan Benefits.

     (a) Covered Employees of Comstock Foods Division. The Prior Plan Benefit, as set forth in Section G.7, is the annual accrued benefit, payable in the form of a straight life annuity as of

                                           G.3. Early Retirement

Normal Retirement Date, determined as of May 8, 1977, under the
Borden Plan.

     (b) Covered Employees of AMI Foods. No Prior Plan Benefit is payable with respect to these Employees.

G.4. Early Retirement. In computing the Prior Plan Benefit of a Participant or a former Participant who has elected early payment of his early retirement benefit in accordance with Section 5.2 (Early Retirement Benefit) or Section 6.1 (Termination of Employment Before Retirement), the Prior Plan Benefit shown in Section G.7. shall be determined in accordance with section 5.2(b)
(1) or Section 6.1(d) (1), as applicable.

G.5. Normal Form of Payment.  The Normal Form of payment of the
Prior Plan Benefit determined under this Schedule G shall be as follows:

     (a) Married Participants on Benefit Commencement Date. A benefit reduced as determined in Section G.6. for the Participant's life and after his death 50% of the reduced benefit to his spouse for her remaining life.

     (b) Unmarried Participants on Benefit Commencement Date. A benefit for the Participant's life.

     (c) Optional Forms. A Participant may elect to receive payment of his Prior Plan Benefit in an actuarially equivalent form, as determined in Section G.6., provided the requirements of Sections 5.5(b) (Election of Optional Forms) and 5.5(f) (Changes in

                                          G.6. Actuarial Factors

Election) are met. The optional forms available are as described in Section 5.5(c) (Options Available).

G.6. Actuarial Factors. Actuarially equivalent benefit amounts shall be determined based on the 1971 TPF&C Forecast Mortality
Table, setback one year for participants and 5 years for beneficiaries, and an interest rate of 7.5%.

G.7. Prior Plan Benefit.  The following Employees in Covered Unit
G are entitled to receive a Prior Plan Benefit under this Schedule
G.


                                        Prior Plan
                    Name                Benefit

               Debra K. Bennett         $ 420.00
               John L. DeBoom             496.00
               Susan A. Fuller            749.00
               Richard H. Harvey        1,361.00
               Carmilinda Krueger         434.00
               Gerald M. Norsen           661.00
               Elmer E. Praul             653.00
               Robin R. Randolph           84.00
               Nadelyn N. Scherer         168.00
               Gail Schutt                203.00
               Gilbert D. Scott         1,131.00
               Deloris J. Siler           630.00
               Barry M. Stevens            70.00
               Marilyn K. Stone         1,344.00
               W. Jeanne Surber           210.00
               James C. Williams        1,009.00
               Roger W. Wilson          1,722.36


                                          H.1. Covered Employees


                           SCHEDULE H
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit H

H.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit H:

     (a)  National Brands Beverage Division.

          (i)  All salaried employees of National Brands Beverage
               Division who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               H.1(a)(i) is June 1, 1979.

     (b)  7-Up Bottling Company of Binghamton.

          (i)  All salaried employees of 7-Up Bottling Company of
               Binghamton who were employed on the Acquisition
               Date.

          (ii) The Acquisition Date for purposes of Section
               H.1(b)(i) is February 1, 1984.

H.2. Prior Vesting Service. Employees included in Covered Unit H on their Acquisition Date shall be credited with Vesting service with respect to the period prior to their Acquisition Date based on all periods of employment with National Brands Beverage Division or 7-Up Bottling Company of Binghamton, respectively.

                                          I.1. Covered Employees


                           SCHEDULE I
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit I

I.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit I:

     (a)  Southern Frozen Foods.

          (i) All salaried employees of Southern Frozen Foods who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of section
               I.1(a)(i) is November 1, 1981.

I.2. Prior Vesting Service. Employees included in Covered Unit I on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Southern Frozen Foods.

                                          J.1. Covered Employees


                           SCHEDULE J
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit J

J.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit J:

     (a)  Finger Lakes Packaging, Inc.

          (i)  All salaried employees of Finger Lakes Packaging
               Inc. who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               J.1(a)(i) is January 1, 1986.

J.2. Prior Vesting ServIce. Employees included in Covered Unit J on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Finger Lakes Packaging, Inc.

J.3. Entitlement to Prior Plan Benefits.

     (a) Covered Employees of Finger Lakes Packaging. The Prior Plan Benefit, as set forth in Section J.7., is the annual accrued benefit, payable in the form of a straight life annuity as of Normal Retirement Date, determined as of December 31, 1985, under the Borden Plan.

J.4. Early Retirement.  In computing the Prior Plan Benefit of a
Participant or a former Participant who has elected early payment of his early retirement benefit in accordance with Section 5.2

                                     J.5. Normal Form of Payment

(Early Retirement Benefit) or Section 6.1 (Termination of
Employment Before Retirement), the Prior Plan Benefit shown in
Section J.7. shall be determined in accordance with Section 5.2(b)
(1) or Section 6.1(d) (1), as applicable.

J.5. Normal Form of Payment.  The Normal Form of payment of the
Prior Plan Benefit determined under this Schedule J shall be as follows:

     (a) Married Participants on Benefit Commencement Date. A benefit reduced as determined in Section J.6. for the Participant's life and after his death 50% of the reduced benefit to his spouse for her remaining life.

     (b) Unmarried Participants on Benefit Commencement Date. A benefit for the Participant's life.

     (c) Optional Forms. A Participant may elect to receive payment of his Prior Plan Benefit in an actuarially equivalent form, as determined in Section J.6., provided the requirements of Sections 5.5(b) (Election of Optional Form) and 5.5(f) (Changes in Elections) are met. The optional forms available are as described in Section 5.5(c) (Option Available).

J.6. Actuarial Factors. Actuarially equivalent benefit amounts shall be determined based on the 1971 TPF&C Forecast Mortality
Table, set back one year for participants and 5 years for beneficiaries, and an interest rate of 7.5%.

                                         J.7. Prior Plan Benefit

J.7. Prior Plan Benefit.  The following Employees in Covered Unit
J are entitled to receive a Prior Plan Benefit under this Schedule
J.



                                   Prior Plan
               Name                Benefit

               Bennett, J.A.      $1,807.08
               Burt, F.              860.04
               Freling, N.           720.00
               Moulton, C.W.         800.76
               Quinn, M.             551.16
               Knapp. L.H.         1,693.80
               Park, Z.H.          1,300.92
               Serling, M.            69.96


                                          K.1. Covered Employees


                           SCHEDULE K
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit K

K.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit K:

     (a)  Minister.

          (i) All salaried employees of Minister who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               K.1(a)(i) is April 1, 1985.

K.2. Prior Vesting Service. Employees included in Covered Unit K on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Minister.

                                          L.1. Covered Employees


                           SCHEDULE L
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN

                         Covered Unit L

L.1. Covered Employees. The following group of Employees has been designated as included in Covered Unit L:

     (a)  Smoke Craft Division.

          (i)  All salaried employees of Smoke Craft Division of
               International Multi food Corporation who were employed on the Acquisition Date.

          (ii) The Acquisition Date for purposes of Section
               L.1(a)(i) is December 23, 1986.

L.2. Prior Vesting Service. Employees included in Covered Unit L on their Acquisition Date shall be credited with Vesting Service with respect to the period prior to their Acquisition Date based on all periods of employment with Smoke Craft Division.

                           SCHEDULE M
                       CURTICE BURNS FOODS
                 MASTER SALARIED RETIREMENT PLAN
                         Covered Unit M


M.1. Covered Employees. The following groups of Employees have been designated as included in Covered Unit M:

     Lowrey's Meat Specialties, Inc. ('Lowrey's).

     (a) All executive, managerial, technical, professional, administrative, clerical and sales employees of Lowrey's who were participants in the E-II Retirement Income Plan as of December 31, 1988, or who were participants in the Curtice Burns Lowrey's Retirement Income Plan between January 1, 1989 and February 28, 1989.

     (b) The Acquisition Date, for purposes of this Schedule M, is March 1, 1989, the effective date of the merger of the Curtice Burns Lowrey's Retirement Income Plan into the Curtice Burns Foods Master Salaried Retirement Plan.
          (The Acquisition Date of Lowrey's by Curtice Burns Foods, Inc. was December 31, 1988.)

M.2. Prior Vesting Service. Employees included in Covered Unit M on their Acquisition Date shall be credited with Vesting Service under the Curtice Burns Foods Master Salaried Retirement Plan with respect to the period prior to their Acquisition Date based on all periods of employment with Lowrey's.

M.3.  Entitlement to Prior Plan Benefits.

     (a) For purposes of this Schedule M, the term 'Prior Plan' shall refer to both the E-II Retirement Income Plan and the Curtice Burns Lowrey's Retirement Income Plan. The term 'Prior Plan

Benefit' shall refer to the benefits of Covered Unit M in the prior
Plan.

     (b) The Prior Plan Benefit under the E-II Retirement Income Plan shall be set forth in an exhibit to be attached to this Schedule M stating the annual accrued benefit, payable in the form of a straight life annuity as of Normal Retirement Date, determined as of December 31, 1988. This exhibit shall be prepared as soon as practicable after the actuaries of the E-II Retirement Income Plan supply such accrued benefit information to Curtice Burns Foods.

     (c) The Prior Plan Benefit under the Curtice Burns Lowrey's Retirement Income Plan for participation between December 31, 1988 and February 28, 1989, shall be the annual accrued benefit, payable in the form of a straight life annuity as of Normal Retirement Date, determined under the provisions of such Plan.

M.4. Normal Retirement Pension. Under the Prior Plan, the Normal Retirement Benefit shall be a monthly benefit commencing on Normal Retirement Date equal to (a) plus (b) increased by (c) as follows
(all defined terms are in accordance with the Prior Plan):

     (a)  1% of Final Average Monthly Earnings times years of
Benefit Service.

     (b)  The excess of (i) over (ii):

          (i) .5% of Final Average Monthly Earnings multiplied by years of Benefit Service, and

          (ii) 1.5% of the Primary Insurance Amount multiplied by years of Benefit Service (but not to exceed 50% of the Primary
Insurance Amount);

     (c) Increased by .5% for each full calendar month that actual date of retirement follows the later of Normal Retirement Date or March 1, 1979, except months during which the Participant receives plan benefits.

M.5. Early Retirement.   The following shall govern the
commencement of the Prior Plan Benefit on an early retirement basis.

     (a) Eligibility. Upon attaining age 55 with 5 or more years of Vesting Service.

     (b) Benefit Commencement. The first day of the month following or coincident with the Participant's date of severance if it occurs after his 60th birthday or if the date of severance is a Formula 90 Date (as defined under the Prior Plan), and otherwise the first day of the month following or coincident with the Participant's 60th birthday. If early retirement benefits are commenced prior to the aforementioned date such benefits shall be reduced by .5% times the number of months by which the Participant's benefit commencement date precedes the first day of the month following or coincident with the Participant's 60th birthday.

M.6.  Deferred Vested Retirement Benefit.  A Participant with a
Prior Plan Benefit shall be entitled to a deferred vested benefit, if applicable, under the provisions of Section 6 of the Prior Plan.

M.7.  Forms of Payment.  The Normal Form of payment of the Prior
Plan Benefit determined under this Schedule M shall be as follows:

     (a) Married Participants on Benefit Commencement Date. A benefit determined in accordance with the actuarial factors determined under Section M.8. for the Participant's life and after his death 50% of the determined benefit to his spouse for her remaining life.

     (b) Optional Forms. A Participant may elect to receive payment of his Prior Plan Benefit in an actuarially equivalent form, provided the requirements set forth in Section 8 of the Curtice Burns Lowrey's Retirement Income Plan for electing optional forms are met. The optional forms available are:

          (i) A reduced benefit for the Participant's life and upon his death 50%, or 75%, or 100% of the reduced benefit to his joint pensioner for life; if the joint pensioner survives.

         (ii) A reduced benefit for the Participant's life but with a specified number of monthly payments, not to exceed the lesser of 180 or the number of months through the month in which the Participant would attain age 85, guaranteed.

        (iii) A reduced benefit for the Participant's and joint pensioner's lives identical to the forms provided in (i) above, except that the number of monthly payments is guaranteed at 120.

         (iv)  A single lump sum payment.

M.8. Actuarial Factors.

     The actuarial factors used in determining the Prior Plan
Benefit shall be those factors used in the Prior Plan.